CONTENTS

Shareholder Letter .............................................        1
Fund Reports
 Franklin Arkansas
Municipal Bond Fund ............................................        3
 Franklin California High
Yield Municipal Fund ...........................................       10
 Franklin Hawaii
Municipal Bond Fund ............................................       22
 Franklin Tennessee
Municipal Bond Fund ............................................       28
 Franklin Washington
Municipal Bond Fund ............................................       34
Glossary of
Investment Terms...............................................        40
Bond Ratings ...................................................       42
Statement of Investments .......................................       45
Financial Statements ...........................................       57
Notes to
Financial Statements...........................................        62
Report of
Independent Auditors ...........................................       70


SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you the Franklin Municipal Securities Trust's annual report for the period ended May 31, 1997.

During the year under review, the U.S. economy continued its healthy expansion. Although inflation remained under control, a growing sense of nervousness from market participants and the Federal Reserve Board (the Fed) overshadowed the stock market's meteoric rise over this fiscal year. In a move termed a "pre-emptive strike" against potential inflationary pressures, the Fed raised the federal funds rate (the rate banks charge each other for overnight loans) from 5.25% to 5.50% in March. Since then, long-term interest rates have steadily declined.

Many investors expected the Fed to raise short-term rates in May. Recent data, however, showed the economy was not overheating and inflation remained mild. Interest rates will no doubt continue to fluctuate as the Fed looks for signs of increasing inflationary pressures and other indicators to determine if additional action is necessary. While further Fed action could lead to some volatility in the financial markets, we feel that -- over the long term -- municipal bonds will continue to offer an excellent investment alternative, especially for investors whose financial plan requires a tax-free component.

We continue to stress a long-term investment perspective. The financial markets always have been -- and probably always will be -- subject to daily fluctuation. No one can predict the future performance of the securities markets, but history has shown that, over the long term, stocks and bonds have delivered impressive results when income is left to compound. We encourage you to review your investment program periodically with your investment representative, and to focus on your continuing long-term goals.

If you have any questions concerning the funds in the Franklin Municipal Securities Trust, we welcome the opportunity to answer them. We appreciate your support, welcome new shareholders, and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman

Franklin Municipal Securities Trust

Tom Kenny
Director

Franklin Municipal Bond Department



FRANKLIN ARKANSAS
MUNICIPAL BOND FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Arkansas state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Arkansas municipal securities.1



1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



STATE UPDATE


Arkansas' economic base remains strong, with steady growth expected to outpace the national average over the next several years. Unemployment is below 7% and is expected to remain low throughout the end of the decade. But the economic expansion is slowing and employment growth, which grew at an annualized rate of 9.3% between 1989 and 1993, averaged 1.6% for 1996.

Growth in other economic sectors has offset layoffs in the defense industry. Manufacturing, service and trade, and food processing sectors are among the largest emloyment segments of the state. Some of the state's largest employers include Tyson Foods, Wal-Mart, and ConAgra. Overall employment growth is primarily the result of the food processing industry. Employment in the manufacturing industry has also increased as the state's position as a low-cost manufacturing center with ample natural resources draws corporations to Arkansas. Additionally, the Arkansas Development Finance Authority (ADFA) has contributed to the increase in manufacturing by assisting in the development of smaller manufacturing firms.2


2. Source: Standard & Poor's Creditweek Municipal, April 21, 1997.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PORTFOLIO NOTES


During the period, the municipal market experienced a tightening of yields between higher- and lower-rated issues. Typically, lower-quality bonds pay higher yields than higher-quality bonds to compensate investors for taking on more credit risk. Over the reporting period, however, yields on higher-rated issues were nearly as strong as those on bonds of lesser quality. Thus, our value-oriented approach led us to invest a larger portion of the fund's assets in higher-rated bonds. As of the close of the period, more than 40% of the fund's total long-term investments were invested in AAA-rated issues.

We concentrated our purchases in "essential service" sectors such as: education, utilities, housing and hospitals. We participated in issues offered by the Sebastian County Community College district, Arkansas Water and Sewer Department, Little Rock Health Facility, and Arkansas State Single Family Housing District. Due to the relatively light supply of Arkansas municipal bonds, we had the opportunity to purchase Puerto Rico municipal bonds, including highway, electric authority, and Commonwealth general operations bonds. We considered these securities to be good values for the fund especially since income from Puerto Rico bonds is exempt from Arkansas state income tax.

As a result of the state's relatively low municipal issuance, Arkansas bonds generally trade at lower yields than national levels. However, we maintain a disciplined approach to purchasing current coupon bonds at a slight discount, and we continue to look for Arkansas bonds offering good yields. The lack of issuance, coupled with a strong demand from both retail and institutional investors, should help the fund perform well over the next fiscal year.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


Franklin Arkansas
Municipal Bond Fund
Portfolio Breakdown on 5/31/97

                                        % of Total
                                         Long-Term
Sector                                  Investments

Utilities                                 29.6%
Hospitals                                 17.3%
Housing                                   14.9%
General Obligations                       13.3%
Education                                 11.8%
Transportation                             6.1%
Other Revenue                              4.0%
Industrial                                 3.0%


For a complete list of portfolio holdings, please see page 45 of this report.

GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY
We are pleased to report that the Franklin Arkansas Municipal Bond Fund's share price, as measured by net asset value, increased 30.0 cents, from $10.21 on May 31, 1996, to $10.51 on May 31, 1997.

At the end of the reporting period, your fund's distribution rate was 5.36%, based on an annualization of May's monthly dividend of 4.9 cents ($0.049) per share and the maximum offering price of $10.98 on May 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Arkansas state personal income tax bracket would need to earn 9.54% from a taxable investment to match the fund's tax-free distribution rate.

The fund posted a cumulative total return of 8.90% for the 12-month period ended May 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains at net asset value. This calculation does not include the initial sales charge.

As illustrated by the chart on the following page, your fund's performance outpaced the rate of of inflation, as measured by the Consumer Price Index, over the reporting period -- maintaining your purchase power, a primary goal of any investment. Although the fund's shares have underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index.

Franklin Arkansas
Municipal Bond Fund
Dividend Distributions

6/1/96 - 5/31/97*

                                            Dividend
Month                                       per Share
June                                       4.9 cents
July                                       4.9 cents
August                                     4.9 cents
September                                  4.9 cents
October                                    4.9 cents
November                                   4.9 cents
December                                   4.9 cents
January                                    4.9 cents
February                                   4.9 cents
March                                      4.9 cents
April                                      4.9 cents
May                                        4.9 cents
Total                                     58.8 cents


*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends. .

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Includes the initial sales charge, all fund expenses and account fees. It also assumes that dividends and capital gains were reinvested at net asset value. The Lehman Brothers Municipal Bond Index includes price appreciation or depreciation and distributions as a percentage of the original investment.

Franklin Arkansas Municipal Bond Fund

Periods ended 5/31/97

                                      Since
                                    Inception
                                      1-Year  3-Year   (5/10/94)
Cumulative Total Return1               8.90%  22.05%     22.79%
Average Annual Total Return2           4.30%   5.32%     5.45%
Distribution Rate3                                 5.36%
Taxable Equivalent Distribution Rate4              9.54%
30-Day Standardized Yield5                         5.41%
Taxable Equivalent Yield4                          9.63%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the initial sales charge.

2. Average annual total returns measure the change in value of an investment over the periods indicated and include the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of May's 4.9 cents per share monthly dividend and the maximum offering price of $10.98 on May 31, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Arkansas state personal income tax bracket of 43.828%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and yield would have been lower, and yield for the period would have been 4.75%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


Past performance is not predictive of future results.

FRANKLIN CALIFORNIA
HIGH YIELD MUNICIPAL FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and California state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of high-yielding, medium-, lower-, and non-rated California municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable. In general, an investor is paid a higher yield to assume a greater degree of risk.

STATE UPDATE


The California economy sustained its strong, consistent growth trend throughout the reporting period. California's job creation rate exceeded national levels, enabling it to restore the jobs lost during the recession earlier in the decade. Furthermore, its economic base is now more diversified and significantly less reliant on aerospace and defense-related manufacturing. California should reach an important milestone during 1997 -- the first state to produce more than $1 trillion in gross state product.

While taxpayer initiatives may delay certain capital programs, they will not reduce the need for essential general government projects or those that enhance the quality of life. The impacts of anti-tax sentiment, including Proposition 218, which California voters passed last November, remain unclear. However, we do expect this important measure to undergo much legal interpretation in the years ahead.

Based in part on California's improving economic position, two of the three major credit-rating agencies upgraded California's debt rating during 1996. Standard & Poor's(R) Corporation, for example, raised its rating of the state's general obligation debt, from A to A+, in July 1996.2 Some have viewed such upward revisions as more of a correction than an upgrade, and the state's credit characteristics never appeared to falter below the high "A" range. Future rating changes appear contingent on the state's ability to exercise fiscal discipline during a period of monetary excess.


2. See Bond Ratings, page 42, for ratings descriptions. This is not S&P's(R) rating ofthe fund.

Looking forward, we expect the national economy should begin to slow during the second half of 1997. Combined with continued low inflation, this trend should bode well for the bond market. In California, with defense cutbacks largely completed and the severe real estate declines essentially behind it, the picture is bright. Coupled with the growing strength of the high-technology and entertainment industries, as well as continued growth in trade with Pacific Rim countries, we believe the economic expansion in California should continue.

PORTFOLIO NOTES
During the reporting period, the fund benefited from an improving economy and bond market. The low supply of high-yield issues decreased their yields relative to investment-grade issues so, in many instances, we found better values in higher-rated bonds. The fund's total long-term investments in below-investment-grade issues decreased slightly, from 18.4% on May 31, 1996, to 16.7% on May 31, 1997. Additionally, the tightened yield spreads led to lower-rated securities outperforming their high-grade counterparts during the period.

PROPOSITION 218

On November 6, 1996, California voters passed Proposition 218, a ballot initiative that requires voter approval for all tax and fee increases. It also curtails benefit assessments to fund certain property-related services. Although its full impact on municipal credits remains unclear, the amendment has caused some issuers to postpone the sales of new bonds until they can study the issue further. So far, one major credit-rating agency downgraded a few California credits on the rationale of diminished revenue-raising capabilities. It remains to be seen whether other revisions will follow.

Franklin California
High Yield Municipal Fund
Portfolio Breakdown on 5/31/97

                                       % of Total
                                        Long-Term
Sector                                 Investments
Transportation                            16.6%
Certificates of Participation             14.7%
Tax Allocation Bonds                      11.9%
Mello-Roos Bonds                          11.1%
Utilities                                  9.4%
Housing                                    8.2%
Marks-Roos Bonds                           6.2%
Hospitals                                  6.1%
Special Assessment Bonds                   5.1%
Education                                  3.4%
Industrial Revenue Bonds                   2.8%
Health Care1.6%
General Obligations                        1.3%
Other Revenue                              1.2%
Pre-Refunded                               0.4%

For a complete list of portfolio holdings please see page 47 of this report.


We believe the trend of light supply and narrowed yield spreads should continue. Fortunately, the large size of Franklin's Municipal Bond Department and its experience in the California municipal market can provide us an advantage over some other bond funds. For example, bond issuers who want to make their new issues more marketable often consult Franklin. This enables us, in many cases, to participate in the better, high-yield deals coming to market. In addition, our extensive experience in analyzing California debt allows us to explore and evaluate all types of municipal issues effectively.

One recent purchase for the fund included $10 million of a Granada Hills Community Hospital issue. Granada Hills is one of the few, stand-alone, acute-care hospitals in southern California's San Fernando Valley. It has a favorable cash position and is due to receive $14 million from the federal government by way of a Federal Emergency Management Agency (FEMA) grant. The hospital will use the money to build an addition that may enable it to become more competitive.

We also purchased $9 million of a Vallejo Certificate of Participation issue for Marine World/Africa USA. The City of Vallejo has entered into a new management agreement with Premier Parks, Inc. to run Marine World. Premier is a nationally recognized operator of amusement and recreation parks throughout the country. It entered into a long-term ground lease on land adjacent to Marine World and has committed to invest $7 million toward the construction of a major attraction. The certificates are secured by lease payments made by the City of Vallejo, which enjoys sound financial operations, moderate debt levels and favorable demographic trends.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY


CLASS I

We are pleased to report that the Franklin California High Yield Municipal Fund's Class I share price, as measured by net asset value, increased 29.0 cents, from $9.81 on May 31, 1996, to $10.10 on May 31, 1997.

At the end of the reporting period, your fund's distribution rate was 5.91%, based on an annualization of May's monthly dividend of 5.2 cents ($0.052) per share and the maximum offering price of $10.55 on May 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart illustrates, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 10.79% from a taxable investment to match the fund's tax-free distribution rate.

The fund posted a cumulative total return of +9.64% for the 12-month period ended May 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains at net asset value. This calculation does not include the initial sales charge.

As illustrated by the chart on the next page, your fund's performance since 1995 has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike indices, mutual funds are never 100% invested, since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index.


Franklin California
High Yield Municipal Fund
Class I

Dividend Distributions

6/1/96 - 5/31/97*
                                        Dividend
Month                                   per Share
June                                       5.5 cents
July                                       5.5 cents
August                                     5.5 cents
September                                  5.2 cents
October                                    5.2 cents
November                                   5.2 cents
December                                   5.2 cents
January                                    5.2 cents
February                                   5.2 cents
March                                      5.2 cents
April                                      5.2 cents
May                                        5.2 cents
Total                                     63.3 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Includes the initial sales charge, all fund expenses and account fees. It also assumes that dividends and capital gains were reinvested at net asset value. The Lehman Brothers Municipal Bond Index includes price appreciation or depreciation and distributions as a percentage of the original investment.

Franklin California High Yield Municipal Fund - Class I

Periods ended 5/31/97

                                      Since
                                    Inception
                                      1-Year  3-Year   (5/3/93)
Cumulative Total Return1               9.64%  26.22%    29.70%
Average Annual Total Return2           4.93%   6.52%      5.47%
Distribution Rate3                                 5.91%
Taxable Equivalent Distribution Rate4             10.79%
30-Day Standardized Yield5                         5.93%
Equivalent Taxable Yield4                         10.82%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of May's 5.2 cents per share monthly dividend and the maximum offering price of $10.55 on May 31, 1997.

4. Taxable equivalent distribution rate and yield assume the maximum combined federal and California state personal income tax bracket of 45.217%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1997.

Note: Prior to July 1, 1994, Class I shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat lower than noted above. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return. Without this waiver, the fund's distribution rate and total return would have been lower and yield for the period would have been 5.54%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Past performance is not predictive of future results.


GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

We are pleased to report that the Franklin California High Yield Municipal Fund's Class II share price, as measured by net asset value, increased 30.0 cents, from $9.82 on May 31, 1996, to $10.12 on May 31, 1997.

At the end of the reporting period, your fund's distribution rate was 5.56%, based on an annualization of May's monthly dividend of 4.73 cents ($0.0473) per share, plus an annual dividend adjustment of .07 cent, and the offering price of $10.22 on May 31, 1997 (see table on page 19). This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the left illustrates, an investor in the maximum combined federal and California state personal income tax bracket would need to earn 10.15% from a taxable investment to match the fund's tax-free distribution rate.

The fund posted a cumulative total return of +9.08% for the 12-month period ended May 31, 1997. Total return measures the change in value of an investment over the period indicated, assuming reinvestment of dividends and capital gains at net asset value. This calculation does not include the sales charges.

As illustrated by the chart on the next page, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include sales charges, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index.


Franklin California
High Yield Municipal Fund Class II
Dividend Distributions

6/1/96 - 5/31/97*

                                             Dividend
Month                                        per Share
June                                       5.03 cents
July                                       5.12 cents
August                                     5.12 cents
September                                  4.82 cents
October                                    4.66 cents
November                                   4.66 cents
December                                   4.66 cents
January                                    4.55 cents
February                                   4.55 cents
March                                      4.55 cents
April                                      4.73 cents
May                                        4.80 cents
Total                                     57.25 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Past performance is not predictive of future results.


GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT


*Includes the initial sales charge, as well as the contingent deferred sales charge (CDSC), applicable to shares redeemed within the first 18 months of investment, all fund expenses and account fees, and assumes reinvestment of dividends and capital gains at net asset value. The Lehman Brothers Municipal Bond Index includes price appreciation or depreciation and distributions as a percentage of the original investment. The total value on May 31, 1997 reflects the CDSC, assuming the account is liquidated on that date. Purchasers who remain in the account for longer than 18 months will not be assessed a CDSC; thus actual total return may be higher. Franklin California High Yield Municipal Fund
- Class II

Periods ended 5/31/97

                                      Since
                                    Inception
                                              1-Year   (5/1/96)
Cumulative Total Return1                       9.08%     9.52%
Average Annual Total Return2                   6.99%     6.85%
Distribution Rate3                                 5.56%
Taxable Equivalent Distribution Rate4             10.15%
30-Day Standardized Yield5                         5.58%
Taxable Equivalent Yield4                         10.19%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include sales charges.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and include the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within the first 18 months of purchase. See Note below.

3. Distribution rate is based on an annualization of May's 4.73 cents per share monthly dividend, plus an annual dividend adjustment of .07 cent, and the offering price of $10.22 on May 31, 1997.

4. Taxable equivalent distribution rate and yield assume the maximum combined federal and California state personal income tax bracket of 45.217%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return. Without this waiver, the fund's distribution rate and total return would have been lower and yield for the period would have been 5.17%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


FRANKLIN HAWAII
MUNICIPAL BOND FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Hawaii state personal income taxes while seeking preservation of income, through a portfolio consisting primarily of Hawaii municipal securities.1

1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

STATE UPDATE

Hawaii continues to maintain moderate economic growth, with a November 1996 unemployment rate of 5.8%, comparable to the national average. With little in the way of a manufacturing sector, the state is heavily reliant on tourism. California's strong expansion and the economic recovery of Pacific Rim countries are prime catalysts for the current growth in Hawaii.2

2. Source: John Nuveen & Co. Inc., January 1997.

While the state's economic performance has been distinctly average, its debt level greatly surpassed that of most other states. With over $1 billion in new state debt authorized, Hawaii issued $638 million in bonds within the first three months of 1997 alone, leading all other western states in new issues.3 As a result, Standard & Poor's(R) lowered its rating of Hawaii's general obligation debt from AA to A, on March 21, 1997.4 The rating agency also cited concern over Hawaii's increasing labor costs with state employee unions, heavy dependence on tourism, and ongoing litigation over the state's allocation of revenue derived from ceded lands (areas of the state transferred to the U.S. from the Republic of Hawaii, upon Hawaii's annexation).5

3. Source: The Bond Buyer, May 2, 1997.

4. This does not indicate Standard & Poor's rating of the fund.

5. Source: Standard & Poor's Creditwire, March 21, 1997.


Despite Standard & Poor's fiscal concerns, its current A rating reflects a stable outlook for the state. Among the factors contributing to this stable outlook is the revenue Hawaii enjoys from sales taxes. Responsible for roughly 50% of all tax revenues, Hawaii's sales tax revenue is the highest in the nation on a per capita basis, a result of the state's high level of tourism, and resulting visitor spending. Although Hawaii derives more revenue from sales taxes than any other state on a per capita basis, its actual 4% sales tax rate is far below the national average. Consequently, an increase in the sales tax could represent a large, untapped source of income for the state.2

GRAPHIC MATERIAL 9 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Hawaii
Municipal Bond Fund
Portfolio Breakdown on 5/31/97

                                       % of Total
                                        Long-Term
Sector                                 Investments
Utilities                                  27.3%
Housing                                    19.0%
Transportation                             18.1%
Hospitals                                  17.5%
General Obligation                          6.9%
Pre-Refunded                                6.6%
Other Revenue                               3.5%
Industrial                                  1.1%

For a complete list of portfolio holdings, please see page 50.


PORTFOLIO NOTES


During the one-year reporting period, we concentrated on purchasing relatively full coupon bonds for the fund. Our management style is to bring into the fund as much coupon income as is possible while also meeting our other investment objectives. Consequently, we tend to forgo deep discount and high premium bonds. This strategy contributes to the fund's maintaining a comparatively stable share value in markets that are continually adjusting. As always, we strive to keep the fund fully invested at all times to provide shareholders with a relatively high level of tax-free income.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.


PERFORMANCE SUMMARY

We are pleased to report that the Franklin Hawaii Municipal Bond Fund's share price, as measured by net asset value, increased 25.0 cents, from $10.54 on May 31, 1996, to $10.79 on May 31, 1997.

At the end of the reporting period, your fund's distribution rate was 5.32%, based on an annualization of May's monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $11.27 on May 31, 1997.

This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the right illustrates, an investor in the maximum combined federal and Hawaii state personal income tax bracket would need to earn 9.79% from a taxable investment to match the fund's tax-free distribution rate.

The fund posted a cumulative total return of +8.23% for the 12-month period ended May 31, 1997. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains. This calculation does not include the initial sales charge.

As illustrated by the chart on the next page, your fund's performance since inception has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 10 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Hawaii
Municipal Bond Fund
Dividend Distributions

6/1/96 - 5/31/97*

Month                                        Dividend
                                             per Share
June                                       5.0 cents
July                                       5.0 cents
August                                     5.0 cents
September                                  5.0 cents
October                                    5.0 cents
November                                   5.0 cents
December                                   5.0 cents
January                                    5.0 cents
February                                   5.0 cents
March                                      5.0 cents
April                                      5.0 cents
May                                        5.0 cents

Total                                     60.0 cents




*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.

Past performance is not predictive of future results.

GRAPHIC MATERIAL 11 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Includes the initial sales charge, all fund expenses and account fees. It also assumes that dividends and capital gains were reinvested at net asset value. The Lehman Brothers Municipal Bond Index includes price appreciation or depreciation and distributions as a percentage of the original investment. Franklin Hawaii Municipal Bond Fund

Periods ended 5/31/97

                                      Since
                                    Inception
                                      1-Year  5-Year   (2/26/92)
Cumulative Total Return1               8.23%  41.20%    44.52%
Average Annual Total Return2           3.61%   6.22%     6.38%
Distribution Rate3                                 5.32%
Taxable Equivalent Distribution Rate4              9.79%
30-Day Standardized Yield5                         5.29%
Taxable Equivalent Yield4                          9.73%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 5.0 cents per share monthly dividend and the maximum offering price of $11.27 on May 31, 1997.

4. Taxable equivalent distribution rate and yield assume the maximum combined federal and Hawaii state personal income tax bracket of 45.64%, based on the federal tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1997.

Note: Prior to July 1, 1994, shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat lower than noted above. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return. Without this waiver, the fund's distribution rate and total return would have been lower and yield for the period would have been 4.91%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


FRANKLIN TENNESSEE
MUNICIPAL BOND FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal and Tennessee state personal income taxes while seeking preservation of capital by investing primarily in a portfolio of Tennessee municipal securities.1



1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.



STATE UPDATE


Tennessee's economy expanded during the period with increased diversification in its major economic and employment sectors. The state benefited particularly from strong growth in health care, distribution services, and non-durable forms of manufacturing. Furthermore, the growth of General Motors Corp.'s Saturn Division and the Nissan Corp. represented significant additions to the state's economy.

Tennessee's financial position remains sound. A strong recovery from the recession of the early 1990s increased the state's operating fund. State operations rely heavily on sales and use taxes, which accounted for 57% of all tax revenues; favorable economic growth in fiscal 1995 and 1996 increased these revenues.2


2. Source: Standard & Poor's CreditWeek Municipal, April 14, 1997.


Although flat revenue growth and reduced expenditures are factored into the fiscal 1998 budget, Tennessee is a fiscally conservative state that carries only moderate debt. Based on Tennessee's above-average economic performance and continued diversification, Standard & Poor's(R) holds a positive outlook for Tennessee's municipal debt, which S&P(R) has rated AA+.3


3. This does not indicate S&P's rating of the fund.

PORTFOLIO NOTES


During the period, the municipal market experienced a tightening of yields between higher- and lower-rated issues. Typically, lower-quality bonds pay higher yields than higher-quality bonds to compensate investors for taking on more credit risk. During the period, however, yields on higher-rated issues were nearly as strong as those on bonds of lesser quality. Thus, our value-oriented approach led us to invest a larger portion of the fund's assets in higher-quality insured bonds. As of the close of the period, more than 50% of the fund's total long-term investments were in AAA-rated issues, versus 40% one year earlier.

Purchases made during the reporting period were also concentrated in "essential purpose" holdings, including general obligation bonds and direct-revenue utility issues. For example, general obligation bonds increased, from 15.0% to 22.7% of total long-term investments, while direct-revenue utilities issues increased, from 6.3% to 14.2%, during the year under review.

GRAPHIC MATERIAL 12 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin Tennessee
Municipal Bond Fund
Portfolio Breakdown on 5/31/97

                                       % of Total
                                        Long-Term
Sector                                 Investments
General Obligation                        22.7%
Housing                                   17.7%
Industrial                                16.2%
Utilities                                 14.2%
Transportation                             8.4%
Other Revenue                              7.5%
Hospitals                                  7.2%
Education                                  3.1%
Pre-Refunded                               2.1%
Certificates of Participation              0.9%

For a complete list of portfolio holdings, please see page 53 of this report.


The fund recently purchased Metropolitan-Nashville and Shelby County general obligation debt, and participated in an insured, Nashville water-revenue issue.

Looking forward, we believe the supply of new Tennessee issues should remain low, with demand staying constant. This may enhance these securities' attractiveness, which should bode well for the fund's future performance. We also expect the national economy should begin to slow during the second half of 1997, and combined with continued low inflation, this should be favorable for the bond market.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed above may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.




PERFORMANCE SUMMARY

We are pleased to report that the Franklin Tennessee Municipal Bond Fund's share price, as measured by net asset value, increased 31.0 cents, from $10.40 on May 31, 1996, to $10.71 on May 31, 1997.

At the end of the reporting period, your fund's distribution rate was 5.36%, based on an annualization of May's monthly dividend of 5.0 cents ($0.05) per share and the maximum offering price of $11.19 on May 31, 1997. This double tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal and Tennessee state personal income tax bracket would need to earn 9.44% from a taxable investment to match the fund's tax-free distribution rate.

The fund posted a cumulative total return of +8.95% for the 12-month period ended May 31, 1997. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains at net asset value. This calculation does not include the initial sales charge.

As illustrated by the chart on the next page, your fund's performance since 1995 has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly unerperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 13 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Tennessee
Municipal Bond Fund
Dividend Distributions

6/1/96 - 5/31/97*

                                            Dividend
Month                                       per Share
June                                        5.0 cents
July                                        5.0 cents
August                                      5.0 cents
September                                   5.0 cents
October                                     5.0 cents
November                                    5.0 cents
December                                    5.0 cents
January                                     5.0 cents
February                                    5.0 cents
March                                       5.0 cents
April                                       5.0 cents
May                                         5.0 cents
Total                                      60.0 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Past performance is not predictive of future results.


GRAPHIC MATERIAL 14 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Includes the initial sales charge, all fund expenses and account fees. It also assumes that dividends and capital gains were reinvested at net asset value. The Lehman Brothers Municipal Bond Index includes price appreciation or depreciation and distributions as a percentage of the original investment.

Franklin Tennessee Municipal Bond Fund

Periods ended 5/31/97

                                      Since

                                    Inception

                                      1-Year  3-Year   (5/10/94)
Cumulative Total Return1               8.95%  23.74%    25.23%
Average Annual Total Return2           4.33%   5.81%     6.13%
Distribution Rate3                                 5.36%
Taxable Equivalent Distribution Rate4              9.44%
30-Day Standardized Yield5                         5.18%
Taxable Equivalent Yield4                          9.12%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns measure the change in value of an investment over the periods indicated and include the maximum 4.25% initial sales charge. See Note below.

3. Based on an annualization of May's 5.0 cents per share monthly dividend and the maximum offering price of $11.19 on May 31, 1997.

4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal and Tennessee state personal income tax bracket of 43.224%, based on the federal income tax rate of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1997.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 4.79%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.


FRANKLIN WASHINGTON
MUNICIPAL BOND FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal income tax while seeking preservation of capital, through a portfolio consisting primarily of Washington municipal securities.1



1. The fund may invest as much as 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

STATE UPDATE


Washington continued to enjoy a strong, AA credit rating from Standard & Poor's(R).2 This rating reflects the state's increasingly diversified economy, stronger-than-expected growth, and moderate debt burden. Ongoing increases in state services, trade and construction, in addition to a strong national economy, contributed to Washington's economic rebound.3 Most of the state's growth has been localized in the Puget Sound area, prompted by favorable developments in the software industry and a surge in aerospace employment by industry giant Boeing Co.4

2. This does not indicate Standard & Poor's rating of the fund.

3. Source: Standard & Poor's CreditWeek Municipal, January 13, 1997.

4. Source: Federal Reserve Bank of San Francisco, January 1997.


Washington's stronger-than-expected economy allowed the state to post an unemployment rate of just 6.0% for 1996, its lowest rate since 1990. In addition, state growth is predicted to average 3.0% annually through 1999, up from an annual 1.8% growth rate in 1995. State revenue was greater than anticipated and the forecast for revenue received during the current biennial period, ending June 30, 1997, has been increased by $66.2 million. At the same time, state spending grew by a modest amount and remained within the spending constraints of Proposition 601.

If Washington continues its current economic and fiscal trends, Standard & Poor's expects to upgrade the state's already high, AA rating.3

WHAT IS PROPOSITION 601?

Proposition 601 is an initiative that seeks to contain Washington state government spending. Approved by voters, it came into effect in 1995. Under Proposition 601, the state's operating budget can increase at a rate no greater than the sum of population growth and inflation. If state revenues exceed this expenditure limit, the surplus will be deposited in an emergency reserve fund. The proposition also mandates a two-thirds majority vote in both the state Senate and House for the passage of any tax increase.

HOW MIGHT IT EFFECT THE MUNICIPAL BOND MARKET?


It is possible, under the constraints of Proposition 601, that Washington state might not generate enough revenue to service all of its municipal debt. However, the state remains well within its spending limits and maintains a $549 million general fund balance, as of January 1997. Washington's current credit rating indicates Standard & Poor's favorable opinion of the state's fiscal situation under Proposition 601.2 Indeed the proposition's constraints on spending should limit Washington's debt issuances and keep its debt level low, strengthening its fiscal position.

GRAPHIC MATERIAL 15 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin Washington
Municipal Bond Fund
Portfolio Breakdown on 5/31/97

                                       % of Total
                                        Long-Term
Sector                                 Investments
Utilities                                 34.4%
General Obligation                        22.5%
Housing                                   14.9%
Education                                 11.7%
Industrial                                10.1%
Transportation                             2.5%
Pre-Refunded                               1.4%
Certificates of Participation              1.3%
Hospitals                                  1.2%

For a complete list of portfolio holdings, please see page 55.

PORTFOLIO NOTES

During the one-year reporting period, Washington state benefited from the nation's overall low inflation and strong economy. These factors have, in our opinion, created excellent buying opportunities in the Washington municipal bond market. We took advantage of these conditions to add several new issues to the fund, which helped increase our yield to shareholders, without compromising our high quality standards. During the period, we purchased securities issued by the state government and several of its municipalities including Pierce, Snohomish, and Grant counties. Looking ahead, we expect long-term bond rates to be relatively stable.

This discussion reflects our strategies for the fund and includes our opinions at the close of the reporting period. Since economic and market conditions are constantly changing, our strategies, evaluations, conclusions and decisions regarding the portfolio holdings discussed in this report may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can help illustrate how we analyze the securities we purchase for the fund.



PERFORMANCE SUMMARY
We are pleased to report that the Franklin Washington Municipal Bond Fund's share price, as measured by net asset value, increased 29.0 cents, from $9.80 on May 31, 1996, to $10.09 on May 31, 1997.

At the end of the reporting period, your fund's distribution rate was 5.46%, based on an annualization of May's monthly dividend of 4.8 cents ($0.048) per share and the maximum offering price of $10.54 on May 31, 1997.

This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. As the chart to the right illustrates, an investor in the maximum federal income tax bracket would need to earn 9.04% from a taxable investment to match the fund's tax-free distribution rate.

The fund posted a cumulative total return of +9.04% for the 12-month period ended May 31, 1997. Total return measures the change in value of an investment over the periods indicated, assuming reinvestment of dividends and capital gains. This calculation does not include the initial sales charge.

As illustrated by the chart on the next page, your fund's performance since 1995 has exceeded the rate of inflation, as measured by the Consumer Price Index, maintaining your purchasing power -- a primary goal of any investment. Although the fund's shares have slightly underperformed the Lehman Brothers Municipal Bond Index, unmanaged market indices have inherent performance differentials in comparison with any fund. They do not pay management fees to cover salaries of security analysts or portfolio managers, nor do they pay commissions to buy and sell bonds. Unlike unmanaged indices, mutual funds are never 100% invested since they need to keep cash on hand to redeem shares or pay for upcoming investments. The fund's performance figures also include the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as the fund's had been applied to this index, the index's performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest directly in an index.

GRAPHIC MATERIAL 16 OMITTED - SEE APPENDIX AT END OF DOCUMENT


Franklin Washington
Municipal Bond Fund
Dividend Distributions

6/1/96 - 5/31/97*

                                            Dividend
Month                                       per Share
June                                       4.8 cents
July                                       4.8 cents
August                                     4.8 cents
September                                  4.8 cents
October                                    4.8 cents
November                                   4.8 cents
December                                   4.8 cents
January                                    4.8 cents
February                                   4.8 cents
March                                      4.8 cents
April                                      4.8 cents
May                                        4.8 cents
Total                                     57.6 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions and total return calculations include all accrued income earned by the fund during the reporting period. Dividends will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future results.

Past performance is not predictive of future results.

GRAPHIC MATERIAL 17 OMITTED - SEE APPENDIX AT END OF DOCUMENT

*Includes the initial sales charge, all fund expenses and account fees. It also assumes that dividends and capital gains were reinvested at net asset value. The Lehman Brothers Municipal Bond Index includes price appreciation or depreciation and distributions as a percentage of the original investment.

Franklin Washington Municipal Bond Fund

Periods ended 5/31/97

                                      Since
                                    Inception
                                      1-Year  3-Year   (5/3/93)
Cumulative Total Return1               9.04%  25.88%    25.96%
Average Annual Total Return2           4.46%   6.44%     4.71%
Distribution Rate3                                 5.46%
Taxable Equivalent Distribution Rate4              9.04%
30-Day Standardized Yield5                         5.48%
Taxable Equivalent Yield4                          9.07%

1. Cumulative total returns measure the change in value of an investment over the periods indicated and do not include the sales charge.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and reflect the current, maximum 4.25% initial sales charge. See Note below.

3. Distribution rate is based on an annualization of the current 4.8 cents per share monthly dividend and the maximum offering price of $10.54 on May 31, 1997.

4. Taxable equivalent distribution rate and yield assume the maximum federal income tax bracket of 39.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended May 31, 1997.

Note: Prior to July 1, 1994, shares were offered at a higher initial sales charge. Thus, actual total returns for purchasers of shares during that period would have been somewhat lower than noted above. All total return calculations assume reinvestment of dividends and capital gains, if any, at net asset value. Your investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return. Without this waiver, the fund's distribution rate and total return would have been lower and yield for the period would have been 4.77%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

GLOSSARY OF INVESTMENT TERMS

AVERAGE ANNUAL TOTAL RETURN: the average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

DISCOUNT: amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value would sell for a $100 discount when it cost $900.

CALL PROTECTION: the length of time during which a bond cannot be redeemed by its issuer.

COUPON: a bond's interest rate that the issuer promises to pay to the holder until the bond matures.

CUMULATIVE TOTAL RETURN: measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

CURRENT COUPON BOND: a bond with a coupon rate that is within half a percentage point of current, market interest rates. See also Full Coupon Bond.

FULL COUPON BOND: a bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

HIGH-GRADE BOND/HIGH-QUALITY BOND: a bond rated AAA or AA by Standard & Poor's(R) or Aaa or Aa by Moody's Investors Service -- two national credit-rating agencies.

INVESTMENT-GRADE BOND: a bond with a rating of AAA to BBB-, usually within the top four rating categories assigned to bonds.

PREMIUM: amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value would sell for a $100 premium when it cost $1,100.

PRE-REFUNDED BOND: a bond that will be paid off at its first call date with proceeds from the sale of a second bond carrying a lower interest rate. When a bond is pre-refunded its premium rises, and then falls to par value as the refunding date approaches.

PAR VALUE: the face value or amount at which a security will be redeemed at maturity -- typically $1,000 for a bond.

YIELD SPREAD: the relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.


MUNICIPAL BOND RATINGS

MOODY'S

Aaa -- Best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by an exceptionally stable margin, and principal is secure. While the various protective elements may change, such changes are most unlikely to impair the fundamentally strong position of such issues.

Aa -- High quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A -- Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa -- Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or unreliable over any great length of time.

Ba -- Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well-safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca -- Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C -- Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA -- The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.



AA -- Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A -- Generally regarded as upper-medium grade. They have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB -- Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- Reserved for income bonds on which no interest is being paid.

D -- Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.


FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments in Securities and Net Assets, May 31, 1997



   FACE                                                                                                       VALUE
   AMOUNT    Franklin Arkansas Municipal Bond Fund                                                           (NOTE1)
              Long Term Investments  97.0%

$ 130,000     Arkansas GO, Refunding, Waste Disposal and Pollution, Series B, 6.25%, 07/01/20..          $  135,896
              Arkansas State Development Finance Authority, SFMR, MBS Program,
1,000,000      Series B, 6.10%, 01/01/29 .....................................................              998,540
  110,000      Series D, 6.85%, 01/01/27 .....................................................              115,965
1,000,000     Arkansas State Development Finance Authority, Waste Water Systems
              Revenue, Revolving Loan Fund, Series A, 5.85%,
               12/01/19 ......................................................................            1,013,620
  500,000     Arkansas State Student Loan Authority Revenue, Refunding, Sub-Series B, 6.25%, 06/01/10       512,525
              Arkansas State Water Resources Development,
  560,000      Series A, 5.70%, 07/01/26 .....................................................              564,379
  300,000      Series B, 5.75%, 07/01/25 .....................................................              304,431
  100,000     Blytheville Solid Waste Recycling and Sewage Treatment Revenue,
              Nucor Corp. Project, 6.375%, 01/01/23 ..........................................              103,913
  250,000     Camden Environmental Improvement Revenue, International Paper Co.
              Project, Series A, 7.625%, 11/01/18 ............................................              281,705
  500,000     Conway Public Facilities Board, Capital Improvement Revenue,
              Hendrix College Project, 6.00%, 10/01/26 .......................................              504,925
  130,000     Fort Smith Water and Sewer Revenue, Refunding and Construction,
             MBIA Insured, 6.00%, 10/01/12 ...................................................              136,815
  130,000     Fouke School District No. 15, Refunding and Construction,
              MBIA Insured, Pre-Refunded, 6.60%, 04/01/19 ....................................              143,629
  115,000     Greenland School District No. 95, Washington County,
              Refunding and Construction, MBIA Insured, 6.50%, 05/01/13 ......................              119,451
  125,000     Guam Airport Authority Revenue, Series B, 6.60%, 10/01/10 ......................              130,094
  400,000     Jefferson County PCR, Refunding, Arkansas Power & Light Co., 6.30%, 06/01/18 ...              412,724
              Jonesboro City Water and Light Plant, Public Utilities System Revenue,
  100,000      MBIA Insured, 5.40%, 11/15/13 .................................................               99,673
  200,000      Refunding, AMBAC Insured, 5.25%, 12/01/13 .....................................              196,750
  450,000     Jonesboro Residential Housing and Health Care Facilities Board,
              Hospital Revenue, Refunding, St. Bernard's Regional
              Medical Center, Series B, AMBAC Insured, 5.90%, 07/01/16 .......................              456,921
  140,000     Little Rock Capital Improvement, Refunding, 6.30%, 02/01/09 ....................              143,835
  130,000     Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14               133,546
  120,000     Little Rock School District GO, Refunding, 6.25%, 12/01/07 .....................              120,787
  100,000     Little Rock School District, Refunding, FSA Insured, 5.60%, 01/01/20 ...........              100,027
  440,000     Little Rock Waste Disposal Revenue, 5.80%, 05/01/16 ............................              446,094
  300,000     North Little Rock Health Facilities Board, Health Care Revenue,
              Baptist Health Facility, Series A, MBIA Insured, 5.50%,  12/01/21 ..............              295,632
  400,000     Paragould Hospital Revenue, 6.375%, 10/01/17 ...................................              407,220
  500,000     Pope County PCR, Refunding, Arkansas Power and Light Co. Project, 6.30%, 11/01/20             510,500
  250,000     Puerto Rico Commonwealth GO, 6.50%, 07/01/23 ...................................              268,858
  250,000     Puerto Rico Commonwealth GO, Public Improvement, 5.75%, 07/01/17 ...............              251,500
  165,000     Puerto Rico Commonwealth Highway Authority Revenue, Series Q, 6.00%, 07/01/20 ..              166,322
  350,000     Puerto Rico Commonwealth Highway & Transportation
              Authority Revenue, Series Y, 5.50%, 07/01/26 ...................................              340,095
              Puerto Rico Electric Power Authority Revenue,
  175,000      Series R, 6.25%, 07/01/17 .....................................................              181,974
  200,000      Series X, 5.50%, 07/01/25 .....................................................              191,990
  175,000     Puerto Rico SFMR, Bank and Financial Agency,
              Affordable Housing Mortgage, Portfolio I, 6.25%, 04/01/29 ......................              178,453
  125,000     Pulaski County Health Facilities Board Revenue, Refunding,
              Nazareth Sisters of Charity, St. Vincent's Infirmary,
              MBIA Insured, 6.05%, 11/01/09 ..................................................              133,673
  600,000     Pulaski County Public Facilities Board, MFR, Refunding,
              South Oaks Apartments, Series A, 6.50%, 10/20/29 ...............................              616,890
  700,000     Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 09/01/19 .              711,158
  195,000     Saline County Retirement Housing and Healthcare Facilities
              Board Revenue, Refunding, AMBAC Insured, 5.80%,  06/01/11 ......................              199,900
  600,000    bSebastian County Community Junior College District, Refunding
              & Improvement, AMBAC Insured, 5.60%, 04/01/17 ..................................              599,231

$ 375,000     University of Central Arkansas Revenue, Athletic Facilities,
              Series C, AMBAC Insured, 6.125%, 04/01/26 ......................................            $ 386,482
  125,000     University of Southern Arkansas, Student Fees, MBIA Insured, 6.00%, 10/01/13 ...              128,044
                                                                                                      -------------
                    Total Long Term Investments (Cost $12,430,339)............................           12,744,167
                                                                                                      -------------
             aShort Term Investments  3.0%
  100,000     Arkansas State Development Finance Authority, Higher Education,
              Capital Asset, Series 1985-A, FGIC Insured,
              Weekly VRDN and Put, 3.85%, 12/01/15 ...........................................              100,000
  300,000     Puerto Rico Commonwealth Government Development Bank,
              Refunding, Weekly VRDN and Put, 3.55%, 12/01/15 ................................              300,000
                                                                                                      -------------
                    Total Short Term Investments (Cost $400,000)..............................              400,000
                                                                                                      -------------
                        Total Investments (Cost $12,830,339)  100.0% .........................           13,144,167
                        Liabilities in Excess of Other Assets ................................               (3,817)
                                                                                                      -------------
                        Net Assets  100.0% ...................................................          $13,140,350
                                                                                                      =============
              At May 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $12,830,339 was as follows:
                Aggregate gross unrealized appreciation for all investments in which
              there was an excess of value over tax cost .....................................            $ 316,691
                Aggregate gross unrealized depreciation for all investments in
              which there was an excess of tax cost over value...............................                (2,863)
                                                                                                      -------------
                Net unrealized appreciation ..................................................            $ 313,828
                                                                                                      =============

PORTFOLIO ABBREVIATIONS:
AMBAC  - American Municipal Bond Assurance Corp.
FGIC   - Financial Guaranty Insurance Co.
FSA    - Financial Security Assistance
GO     - General Obligation
MBIA   - Municipal Bond Investors Assurance Corp.
MBS    - Mortgage-Backed Securities
MFR    - Multi-Family Revenue
PCR    - Pollution Control Revenue
SFMR   - Single Family Mortgage Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

bSee Note 1(f) regarding securities purchased on a when-issued basis.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments in Securities and Net Assets, May 31, 1997



   FACE                                                                                                    VALUE
  AMOUNT     Franklin California High Yield Municipal Fund                                                (NOTE1)
              Investments  98.0%

$1,515,000    ABAG Finance Authority For Nonprofit Corporations, COP, 6.15%, 01/01/22 ........          $ 1,526,135
2,000,000     Adelanto Water Authority Revenue, Water Systems Acquisition
              Project, Series A, 7.50%, 09/01/28 .............................................            2,029,960
              Alameda Public Financing Authority, Local Agency Revenue,
              Refunding, Special Tax, Community Facility No. 1-A,
3,400,000      6.70%, 08/01/12 ...............................................................            3,434,170
4,015,000      7.00%, 08/01/19 ...............................................................            4,117,583
1,000,000     American Canyon Joint Powers Financing Authority, Lease Revenue,
              Civic/Recreation Facilities, 6.40%, 06/01/22 ...................................            1,021,130
  470,000     Antioch 1915 Act, AD No. 27, Series D, 7.30%, 09/02/13 .........................              482,098
5,000,000     Beaumont Financing Authority, Local Agency Revenue, Refunding, Sewer
              Enterprise Project, Series A, 6.75%,  09/01/25 .................................            4,918,750
1,510,000     Belmont RDA, Tax Allocation, Los Costanos Community
              Development, Series A, 6.80%, 08/01/24 .........................................            1,603,831
  565,000     Benicia 1915 Act, Refunding, Fleetside Industrial Park Assessment, 7.00%, 09/02/14            581,933
              Calexico Special Financing Authority, Sales Tax Revenue,
   10,000      7.40%, 01/01/99 ...............................................................               10,153
  125,000      7.40%, 01/01/00 ...............................................................              127,294
  165,000      7.40%, 01/01/01 ...............................................................              168,290
  175,000      7.40%, 01/01/02 ...............................................................              178,644
  220,000      7.40%, 01/01/03 ...............................................................              224,391
  235,000      7.40%, 01/01/04 ...............................................................              239,124
  285,000      7.40%, 01/01/05 ...............................................................              288,922
  340,000      7.40%, 01/01/06 ...............................................................              342,968
7,680,000      7.40%, 01/01/18 ...............................................................            7,698,586
              California Educational Facilities Authority Revenue,
1,000,000      Pooled College and University Projects, Series B, 6.30%, 04/01/21 .............            1,010,520
4,000,000      Student Loan Program, Series A, MBIA Insured, 6.00%, 03/01/16 .................            4,039,840
              California Health Facilities Financing Authority Revenue,
1,800,000      Cedarknoll, Series B, CHFCLP Insured, 7.50%, 08/01/20 .........................            1,938,636
  990,000      Thessalonika Family, Series A, MBIA Insured, 6.20%, 12/01/15 ..................            1,012,196
              California HFA Revenue, Home Mortgage,
5,000,000      MFHR, Series B, AMBAC Insured, 6.15%, 08/01/22 ................................            5,051,750
1,045,000      Series B, 7.125%, 02/01/26 ....................................................            1,089,653
1,795,000      Series F-1, 7.00%, 08/01/26 ...................................................            1,858,417
2,500,000      Series H, 6.25%, 08/01/27 .....................................................            2,531,775
3,285,000      Series R, MBIA Insured, 6.15%, 08/01/27 .......................................            3,315,452
2,000,000     California PCFA Revenue, Southern California Edison Co., Series B, 6.40%, 12/01/24          2,051,320
1,000,000     California PCFA, Solid Waste Disposal Revenue, Browning-Ferris Industries,
              Inc., 6.75%, 09/01/19 1,078,110
   75,000     California Special District Association Finance Corp., COP, Series V, 7.50%, 05/01/13          78,075
              California State GO,
1,500,000      FGIC Insured, 6.00%, 08/01/19 .................................................            1,539,150
1,250,000      Veterans Bonds, Series BD, BE, and BF, 6.40%, 02/01/22 ........................            1,290,738
3,000,000     California State HFA Mortgage Revenue, Series L, MBIA Insured, 6.40%, 08/01/27 .            3,086,430
1,800,000     California Statewide CDA Revenue, COP, CHFCLP Insured, 7.25%, 12/01/22 .........            2,002,320
1,000,000     Capistrano USD, CFD, Special Tax No. 92-1, 7.00%, 09/01/18 .....................            1,011,680
              Duarte RDA, Tax Allocation,
  825,000      Rancho Duarte Phase I Project Area, 6.80%, 09/01/16 ...........................              826,914
2,615,000      Refunding, Davis Addition Project Area, 6.70%, 09/01/14 .......................            2,621,119
4,120,000      Refunding, Davis Addition Project Area, 6.90%, 09/01/18 .......................            4,129,847

              Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue, Senior Lien, Series A,
5,500,000      6.50%, 01/01/32 ...............................................................          $ 5,722,090
8,235,000      6.00%, 01/01/34 ...............................................................            8,240,435
6,375,000     Garden Grove Housing Authority, MFHR, Set-Aside Tax Increment, Series C, 6.70%, 07/01/24    6,419,115
2,500,000     Gateway Improvement Authority Revenue, Marin City CFD, Series A, 7.75%, 09/01/25            2,605,350
              Granada Sanitation District, 1915 Act, Sewage Treatment Facilities,
               Financing District, Series A,
1,000,000      7.125%, 09/02/16 ..............................................................            1,022,540
1,000,000      7.25%, 09/02/22 ...............................................................            1,025,660
4,000,000     Hawaiian Gardens RDA Project No. 1, Tax Allocation, Refunding, 6.35%, 12/01/33 .            4,012,080
1,930,000     Hesperia Public Financing Authority, Improvement Revenue, Series B, 7.375%, 10/01/23        1,954,144
1,000,000     Huntington Beach Public Financing Authority Revenue,
              Huntington Beach Redevelopment Projects, Refunding,  7.00%, 08/01/24 ...........            1,006,000
2,500,000     Irvine 1915 Act, AD No. 94-15, 6.70%, 09/02/20 .................................            2,501,050
              Irvine Ranch Water District, Joint Powers Agency, Local Pool Revenue,
1,000,000      Issue I, 7.875%, 02/15/23 .....................................................            1,023,640
2,000,000      Issue II, 8.25%, 08/15/23 .....................................................            2,089,100
1,500,000     John C. Fremont Hospital Revenue, CHFCLP Insured, 6.75%, 06/01/13 ..............            1,608,510
1,265,000     Lake Elsinore 1915 Act, AD No. 93-1, Series A, 7.90%, 09/02/24 .................            1,304,683
1,000,000     Lake Elsinore School Financing Authority Revenue, Refunding, 6.125%, 09/01/19 ..              989,700
2,000,000     Lemon Grove School District COP, Vista La Mesa
              Elementary School Construction, 6.40%, 09/01/26 ................................            2,003,180
  140,000     Long Beach Special Tax, CFD No. 2, 7.50%, 09/01/11 .............................              141,406
1,350,000     Los Angeles County Transportation Commission, Sales Tax Revenue,
              Series A, 6.25%, 07/01/16 ......................................................            1,350,311
3,500,000     Los Angeles Harbor Development Revenue, Series B, 6.00%, 08/01/14 ..............            3,602,970
1,150,000     Los Angeles MFR, Refunding, Series J-2, 8.50%, 01/01/24 ........................            1,153,220
1,175,000     Lynwood Public Financing Authority Revenue, Water
              System Improvement Project, 6.50%, 06/01/21 ....................................            1,193,083
1,480,000     Millbrae Elementary School District, COP, Financing Project, 6.90%, 03/01/22 ...            1,557,064
1,800,000     Modesto Public Financing Authority, Lease Revenue,
              John Thurman Field Renovation Project, 6.125%, 11/01/16 ........................            1,790,766
2,000,000     Newport Mesa USD, Special Tax, CFD No. 90-1, 6.75%, 09/01/21 ...................            2,023,260
2,815,000     Oakland Revenue, Refunding, YMCA of the East Bay Project, 7.10%, 06/01/10 ......            2,952,935
1,591,000     Orinda 1915 Act, AD No. 94-1, Oak Springs, 8.25%, 09/02/19 .....................            1,635,437
10,000,000    Palmdale Special Tax, CFD No. 93-1, Ritter Ranch Project, Series A, 8.50%, 09/01/17         9,580,300
  500,000     Perris Public Financing Authority, Local Agency Revenue, Series B, 7.25%, 08/15/23            502,580
  745,000     Richmond Joint Powers Financing Authority, 1915 Act,
              ID Nos. 851 and 853, Series B, Pre-Refunded, 8.50%,  09/02/19 ..................              775,664
3,100,000     Richmond Revenue, Refunding, YMCA of the East Bay Project, 7.25%, 06/01/17 .....            3,189,807
7,335,000     Riverside County CFD, Refunding, Special Tax, Senior Lien,
              No. 87-5, Series A, 7.00%, 09/01/13 ............................................            7,415,905
   85,000     Sacramento County 1915 Act, Refunding, Sunrise/U.S. Corridor
              Assessment, 7.00%, 09/02/09 ....................................................               87,576
10,000,000    San Bernardino Associated Communities Financing Authority,
              Health Care, COP, Refunding and Improvement,
              Granada Hills, Series A, 6.90%, 05/01/27 .......................................            9,936,500
1,710,000     San Buenaventura COP, Capital Improvement Projects, 6.85%, 08/01/16 ............            1,746,611
  850,000     San Diego County Educational Facilities Authority No. 1, Lease Revenue, 6.50%, 08/15/15       872,355
3,500,000     San Diego Special Tax, CFD No. 1, Series B, 7.10%, 09/01/20 ....................            3,568,285
1,570,000     San Francisco City and County Airports Commission,..............................
              International Airport Revenue, Second Series, Issue 8A,
              FGIC Insured, 6.25%, 05/01/20 ..................................................            1,620,224
  800,000     San Francisco City and County Revenue, Irwin Memorial Blood Centers,
              Series A, 6.80%, 12/01/21 ......................................................              842,320
1,000,000     San Joaquin Area Flood Control Agency, 1915 Act, Flood Protection
              & Restoration Assessment, FSA Insured, 6.00%,  09/02/14 ........................            1,013,740

              San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue,
$18,150,000    Junior Lien, (original accretion rate 7.30%), 0.00%, 01/01/28 .................          $ 2,093,603
  750,000      Senior Lien, 7.00%, 01/01/30 ..................................................              799,875
3,450,000      Senior Lien, 6.75%, 01/01/32 ..................................................            3,628,986
5,000,000     San Jose Financing Authority Revenue, Convention Center Project
              Refunding, Series C, 6.40%, 09/01/17 ...........................................            5,165,200
1,500,000     San Ramon Public Financing Authority, Refunding, Tax Allocation, 6.90%, 02/01/24
1,568,100
3,900,000     Sand City RDA, Tax Allocation Revenue, Sand City Redevelopment
              Project, 6.00% 11/01/26 ........................................................            3,831,555
1,500,000     Santa Rosa 1915 Act, Fountain Grove Parkway Extension Assessment, 7.625%, 09/02/19
1,545,285
1,140,000     Southern California Public Power Authority, Southern Transmission
              Project Revenue, Sub-Crossover Refunding,  6.125%, 07/01/18 ....................            1,157,225
3,235,000     Taft Public Financing Authority, Lease Revenue, Community Correctional
              Facility Project, Series A, 6.05%,  01/01/17 ...................................            3,242,796
1,200,000     Tracy COP, I-205 Corridor Improvement Project, 7.00%, 10/01/27 .................            1,248,816
9,345,000     Vallejo COP, Refunding, Marine World Foundation Project, 7.40%, 02/01/28 .......            9,482,091
1,000,000    bVictor Valley Union High School District COP, Instructional Academy Project,
              MBIA Insured, 5.80%, 11/15/21...................................................            1,000,000
2,250,000     West Covina COP, Refunding, Civic Center Complex, 6.875%, 09/01/14 .............            2,311,357
7,400,000     Western Placer Waste Management Authority Revenue, 6.75%, 07/01/14 .............            7,709,985
2,060,000     Westminster COP, Public Improvements Project, 6.00%, 06/01/22 ..................            2,061,401
                                                                                                      -------------
                        Total Investments (Cost $214,750,159)  98.0%..........................          219,483,775
                        Other Assets and Liabilities, Net  2.0% ..............................            4,537,039
                                                                                                      -------------
                        Net Assets  100.0% ...................................................         $224,020,814
                                                                                                      =============
              At May 31, 1997, the net unrealized appreciation based on the cost of investment for income tax purposes of $214,750,159 was as follows:
                Aggregate gross unrealized appreciation for all investments in which
              there was an excess of value over tax cost .....................................          $ 5,154,548
                Aggregate gross unrealized depreciation for all investments in which
              there was an excess of tax cost over value .....................................             (420,932)
                                                                                                      -------------
                Net unrealized appreciation...................................................          $ 4,733,616
                                                                                                      =============

PORTFOLIO ABBREVIATIONS:
1915 Act- Improvement Bond Act of 1915
ABAG    - The Association of Bay Area Governments
AD      - Assessment District
AMBAC   - American Municipal Bond Assurance Corp.
CDA     - Community Development Authority/Agency
CFD     - Community Facilities District
CHFCLP  - California Health Facilities Construction Loan Program
COP     - Certificate of Participation
FGIC    - Financial Guaranty Insurance Co.
FSA     - Financial Security Assistance

GO      - General Obligation
HFA     - Housing Finance Agency
HMR     - Home Mortgage Revenue
ID      - Improvement District
MBIA    - Municipal Bond Investors Assurance Corp.
MFHR    - Multi-Family Housing Revenue
MFR     - Multi-Family Revenue
RDA     - Redevelopment Agency
USD     - Unified School District

bSee Note 1(f) regarding securities purchased on a when-issued basis.

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments in Securities and Net Assets, May 31, 1997



   FACE                                                                                            VALUE
  AMOUNT    Franklin Hawaii Municipal Bond Fund                                                   (NOTE1)
            Investments  97.9%
              Guam Airport Authority Revenue, Series B,
$ 200,000      6.60%, 10/01/10 ...............................................................            $ 208,150
1,000,000      6.70%, 10/01/23 ...............................................................            1,039,260
  280,000     Guam Government, Limited Obligation Highway, Refunding,
              Series A, FSA Insured, 6.30%, 05/01/12 .........................................              296,668
  300,000     Guam Power Authority Revenue, Series A, 6.30%, 10/01/22 ........................              304,176
              Hawaii State Airport System Revenue,
  300,000      Refunding, Third Series 1994, AMBAC Insured, 5.75%, 07/01/09 ..................              306,792
   60,000      Second Series 1990, FGIC Insured, 7.50%, 07/01/20 .............................               65,434
1,520,000      Second Series 1991, 7.00%, 07/01/18 ...........................................            1,630,534
  200,000      Second Series 1991, MBIA Insured, 6.75%, 07/01/21 .............................              212,210
  400,000      Second Series 1992, MBIA Insured, 6.90%, 07/01/12 .............................              453,324
              Hawaii State Department of Budget and Finance, Special Purpose Revenue,
  100,000      Hawaii Electric Light Co. Project, Mortgage, 7.20%, 12/01/14 ..................              106,341
1,950,000      Hawaiian Electric Co., Mortgage, Series A, MBIA Insured, 6.60%, 01/01/25 ......            2,087,982
  500,000      Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 .......              500,615
3,425,000      Hawaiian Electric Co. and Subsidiaries, Mortgage, MBIA Insured, 6.55%, 12/01/22            3,594,092
1,100,000      Kapiolani Health Obligation, 6.25%, 07/01/21 ..................................            1,124,629
  105,000      Pali Momi Medical Center Project, Pre-Refunded, 7.65%, 07/01/19 ...............              119,231
  500,000      Queens Medical Center Project, FGIC Insured, Pre-Refunded, 6.20%, 07/01/22 ....              545,425
   25,000      Refunding, Hawaii Electric Co., 6.875%, 04/01/12 ..............................               25,634
  100,000      Refunding, Kaiser Permanente, Series A, 6.25%, 03/01/21 .......................              103,291
  600,000      Refunding, Kapiolani Health Care System, 6.40%, 07/01/13 ......................              620,178
  125,000      Refunding, Kapiolani Health Care System, 6.00%, 07/01/19 ......................              125,468
1,000,000      Refunding, Queens Health System, Series A, 6.05%, 07/01/16 ....................            1,030,880
  120,000      Refunding, Queens Health System, Series A, 6.00%, 07/01/20 ....................              122,722
1,500,000      Refunding, Queens Health System, Series A, 5.75%, 07/01/26 ....................            1,491,525
  725,000      Refunding, Queens Medical Center Project, FGIC Insured,
              Pre-Refunded, 6.50%, 07/01/12 ..................................................              744,010
1,100,000      Refunding, Wahiawa General Hospital Project, 7.50%, 07/01/12 ..................            1,169,597
1,100,000      St. Francis Medical Centers, FSA Insured, 6.50%, 07/01/22 .....................            1,155,154
   75,000     Hawaii State Department of Transportation, Special Facilities Revenue,
              Refunding, Matson Terminals, Inc., 5.75%,  03/01/13 ............................               75,085
              Hawaii State GO,
  100,000      Series BT, Pre-Refunded, 6.125%, 02/01/11 .....................................              106,337
  100,000      Series BW, 6.375%, 03/01/11 ...................................................              109,874
  100,000      Series CA, 6.00%, 01/01/09 ....................................................              106,887
              Hawaii State Harbor Capital Improvement Revenue,
1,000,000      Refunding, Series 1994, FGIC Insured, 6.25%, 07/01/15 .........................            1,036,340
  500,000      Refunding, Series 1994, FGIC Insured, 6.375%, 07/01/24 ........................              517,185
   70,000      Series 1990, MBIA Insured, 7.25%, 07/01/10 ....................................               75,887
   80,000      Series 1990, MBIA Insured, 7.00%, 07/01/17 ....................................               85,878
  200,000      Series 1992, FGIC Insured, 6.50%, 07/01/19 ....................................              210,384
              Hawaii State Housing Finance and Development Corp. Revenue,
              Affordable Rental Housing Program, Series A,
1,000,000      6.00%, 07/01/15 ...............................................................            1,004,440
  750,000      6.05%, 07/01/22 ...............................................................              753,323
  250,000      6.10%, 07/01/30 ...............................................................              251,105

              Hawaii State Housing Finance and Development Corp., SFM Purchase Revenue,
$ 465,000      Series A, 7.10%, 07/01/24 .....................................................            $ 486,599
  290,000      Series A, 6.00%, 07/01/26 .....................................................              289,191
3,470,000      Series B, 5.85%, 07/01/17 .....................................................            3,477,044
              Honolulu City and County,
  150,000      Refunding, Series 1992, 6.00%, 12/01/14 .......................................              158,357
   85,000      Series A, 6.30%, 03/01/08 .....................................................               90,393
  100,000      Series A, 6.30%, 03/01/11 .....................................................              105,019
   75,000      Series A, Pre-Refunded, 6.70%, 08/01/07 .......................................               82,020
  100,000      Series A, Pre-Refunded, 6.70%, 08/01/11 .......................................              109,360
1,000,000      Series B, 6.125%, 06/01/14 ....................................................            1,039,760
1,785,000      Water Supply Board, Water System Revenue, 5.80%, 07/01/21 .....................            1,795,032
1,205,000     Honolulu City and County MFHR, Waipahu Towers Project, Series A, 6.90%, 06/20/35            1,268,238
  220,000     Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 08/01/10 ...........              234,480
  100,000     Maui County Board, Water Supply Revenue, Series A,
              FGIC Insured, Pre-Refunded, 6.70%, 12/01/11 ....................................              109,975
              Maui County GO,
   50,000      Refunding, Series 1992, 6.05%, 09/01/07 .......................................               52,158
  300,000      Refunding, Series 1992, 6.10%, 09/01/08 .......................................              313,389
  385,000      Refunding, Series A, FGIC Insured, 5.75%, 01/01/11 ............................              392,319
  150,000      Series A, FGIC Insured, 5.75%, 01/01/13 .......................................              152,130
1,000,000     Northern Mariana Islands Commonwealth Ports Authority,
              Seaport Revenue, Port Saipan Harbor Improvement, Series A,  6.85%, 10/01/25 ....            1,022,130
  145,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
              Series A, Pre-Refunded, 7.00%, 07/01/19 ........................................              152,415
  315,000     Puerto Rico Commonwealth Highway and Transportation Authority
              Revenue, Series T, Pre-Refunded, 6.625%,  07/01/18 .............................              349,127
              Puerto Rico Electric Power Authority Revenue,
   60,000      Series O, 7.125%, 07/01/14 ....................................................               63,781
   55,000      Series O, Pre-Refunded, 7.125%, 07/01/14 ......................................               58,999
1,000,000      Series T, 6.375%, 07/01/24 ....................................................            1,062,530
  350,000     Puerto Rico Industrial Medical and Environmental Facilities Revenue PCFA,
              PepsiCo, Inc. Project, 6.25%, 11/15/13 .........................................              373,954
              Puerto Rico PBA, Guaranteed, Public Education and Health Facilities,
  900,000      Refunding, Series M, 5.75%, 07/01/15 ..........................................              901,098
  215,000      Series L, Pre-Refunded, 6.875%, 07/01/21 ......................................              240,710
1,230,000     Puerto Rico Telephone Authority Revenue, Refunding, Series L, 6.125%, 01/01/22 .            1,252,188
                                                                                                      -------------
                        Total Investments (Cost $37,874,253)  97.9%...........................           39,148,443
                        Other Assets and Liabilities, Net  2.1%...............................              854,231
                                                                                                      -------------
                        Net Assets  100.0% ...................................................          $40,002,674
                                                                                                      =============
              At May 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $37,881,166 was as follows:
                Aggregate gross unrealized appreciation for all investments
              in which there was an excess of value over tax cost ............................          $ 1,274,451
                Aggregate gross unrealized depreciation for all investments in
              which there was an excess of tax cost over value ...............................               (7,174)
                                                                                                      -------------
                Net unrealized appreciation ..................................................          $ 1,267,277
                                                                                                      =============



PORTFOLIO ABBREVIATIONS:
AMBAC  - American Municipal Bond Assurance Corp.
FGIC   - Financial Guaranty Insurance Co.
FSA    - Financial Security Assistance
GO     - General Obligation
MBIA   - Municipal Bond Investors Assurance Corp.
MFHR   - Multi-Family Housing Revenue
PBA    - Public Building Authority
PCFA   - Pollution Control Financing Authority
SFM    - Single Family Mortgage

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments in Securities and Net Assets, May 31, 1997 (continued)



   FACE                                                                                                      VALUE
   AMOUNT    Franklin Tennessee Municipal Bond Fund                                                          (NOTE1)
             aLong Term Investments (cont.)

$ 500,000     Carroll County IDBR, Refunding, Henry I. Siegel Co., Inc. Project, 7.20%, 04/01/05         $  512,065
  500,000     Clarksville Water, Sewer and Gas Revenue, MBIA Insured, 5.25%, 02/01/18 ........              478,105
  500,000     Collierville Water and Sewer Systems, MBIA Insured, 5.625%, 11/01/21 ...........              491,180
  675,000     Dickson Electric System Revenue, MBIA Insured, 5.50%, 09/01/16 .................              666,259
1,000,000     Franklin IDB, MFHR, Refunding, Landings Apartment Project, Series A,
              FSA Insured, 6.00%, 10/01/26 ...................................................              999,890
  500,000     Hamilton County IDB, MFHR, Patten Towers Apartments, Series B, 7.125%, 02/01/09               498,560
  880,000     Hardeman County, FGIC Insured, 5.625%, 04/01/24 ................................              870,901
  500,000     Hollow Rock-Bruceton Special School District, FSA Insured, 5.75%, 04/01/24 .....              502,350
  800,000     Humphreys County IDB, Solid Waste Disposal Revenue, Du Pont (E.I.)
              De Nemours & Co. Project, 6.70%, 05/01/24 ......................................              859,760
  500,000     Johnson City Public Improvement, FSA Insured, 5.90%, 06/01/12 ..................              518,135
  100,000     Johnson City Public Improvement, GO, Series B, AMBAC Insured,
              Pre-Refunded, 6.70%, 05/01/20 ..................................................              113,016
  100,000     Johnson City Solid Waste, AMBAC Insured, 5.80%, 05/01/09 .......................              103,724
  100,000     Knox-Chapman Utility District, Knox County Water and Sewer Revenue,
              Refunding, MBIA Insured, 6.10%, 01/01/19 .......................................              103,294
1,000,000     Knox County First Utility District, Water and Sewer Revenue, Refunding
             and Improvement, Series A, MBIA Insured,  5.625%, 12/01/19 ......................            1,001,320
              Knox County Health, Educational and Housing Facilities Board, Hospital Revenue, Refunding,
1,250,000      Ft. Sanders Alliance, MBIA Insured, 5.75%, 01/01/14 ...........................            1,282,263
  345,000      Mercy Health Systems, Series B, AMBAC Insured, 5.875%, 09/01/15 ...............              349,796
  250,000     Knox County IDB, MFMR, Refunding, Waterford Apartments, Series A, 5.95%, 03/01/28             251,305
  145,000     Knox County Public Improvement, Pre-Refunded, 6.875%, 04/01/14 .................              159,751
1,305,000     Loudon County IDB, Solid Waste Disposal Revenue, Kimberly-Clark Corp.
              Project, 6.20%, 02/01/23 .......................................................            1,330,317
  150,000     Macon County GO, FGIC Insured, 5.90%, 09/01/13 .................................              153,197
  620,000     Maury County IDB, PCR, Multi-Modal, Refunding, Saturn Corp. Project, 6.50%, 09/01/24          653,356
  500,000     McKenzie High School District, FSA Insured, 5.75%, 04/01/22 ....................              503,155
  500,000     Memphis GO, 5.75%, 08/01/15 ....................................................              507,060
              Memphis Health, Educational and Housing Facilities Board, Mortgage Revenue, Refunding,
  150,000      Edgewater Territory, FHA/GNMA Insured, 7.375%, 01/20/27 .......................              159,351
  100,000      MF, River Trace II, Series A, 6.45%, 04/01/26 .................................              102,165
  500,000     Memphis-Shelby County Airport Authority Revenue, Refunding,
              MBIA Insured, 5.65%, 09/01/15 ..................................................              502,890
  100,000     Memphis-Shelby County Airport Authority, Special Facilities
              and Project Revenues, Refunding, Federal Express Corp.,  6.75%, 09/01/12 .......              106,147
  200,000     Metropolitan Government of Nashville and Davidson County, Electric Revenue,
              Refunding, Series A, 6.00%, 05/15/17 ...........................................              204,658
              Metropolitan Government of Nashville and Davidson County,
  350,000      GO, 6.125%, 05/15/19 ..........................................................              362,681
1,000,000      Public Improvement, 5.875%, 05/15/26 ..........................................            1,014,880
  500,000     Metropolitan Government of Nashville and Davidson County,
              Health and Educational Facilities Board, Refunding,
              Dandridge Towers, Series 8-A, 6.375%, 01/01/11 .................................              504,365
  150,000     Metropolitan Government of Nashville and Davidson County, Health
              and Educational Facilities Board Revenue,  Meharry Medical College Project,
              AMBAC Insured, Pre-Refunded, 6.875%, 12/01/24 ..................................              171,699
1,775,000     Metropolitan Government of Nashville and Davidson County,
              Sports Authority Revenue, Stadium Public Improvement
              Project, AMBAC Insured, 5.875%, 07/01/21 .......................................            1,798,696
  205,000     Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 07/01/15     219,592
  180,000     Milan Special School District, AMBAC Insured, 6.625%, 04/01/11 .................              194,611
  300,000     Northern Mariana Islands Commonwealth Ports Authority, Seaport Revenue,
              Port Saipan Harbor Improvement,  Series A, 6.85%, 10/01/25 .....................              306,639
  100,000     Pigeon Forge Public Improvement, MBIA Insured, 5.90%, 06/01/09 .................              103,824
  185,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue,
              Series A, Pre-Refunded, 7.00%, 07/01/19 ........................................              194,461
  100,000     Puerto Rico Commonwealth GO, 6.50%, 07/01/23 ...................................              107,543
$ 500,000     Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
              Series Y, 6.00%, 07/01/22 ......................................................            $ 512,165
  750,000     Puerto Rico Commonwealth GO, Public Improvement, 5.75%, 07/01/17 ...............              754,500
              Puerto Rico Electric Power Authority Revenue,
  100,000      Series R, 6.25%, 07/01/17 .....................................................              103,985
  500,000      Series X, 5.50%, 07/01/25 .....................................................              479,975
  200,000     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental
              Control Facilities, Financing Authority,  Hospital Revenue, Auxilio Mutuo
              Obligation Group, Series A, MBIA Insured, 6.25%, 07/01/24 ......................              211,192
  600,000     Puerto Rico Ports Authority Revenue, Special Facilities,
              American Airlines, Series A, 6.25%, 06/01/26 ...................................              610,974
  530,000     Shelby County GO, Series B, 6.00%, 03/01/16 ....................................              544,973
  250,000     Shelby County Schools, Series A, 5.80%, 04/01/19 ...............................              252,983
  300,000     South Fulton IDBR, Tyson Foods, Inc. Project, 6.40%, 10/01/20 ..................              307,941
  350,000     Sullivan County IDBR, Refunding, Brandymill, Series I-A, GNMA Secured, 6.35%, 07/20/27        364,865
  800,000     Tennessee HDA, Home Ownership Program, Issue 4A, 6.375%, 07/01/22 ..............              815,536
              Tennessee HDA, Mortgage Finance,
  200,000      Series A, 6.90%, 07/01/25 .....................................................              211,154
  300,000      Series B, 6.60%, 07/01/25 .....................................................              310,527
  630,000      Series B, MBIA Insured, 6.20%, 07/01/18 .......................................              641,767
  100,000     Tennessee State Local Development Authority Revenue,
              Community Provider Pooled Loan Program, 6.55%, 10/01/23 ........................              103,728
  100,000     Tennessee State School Board Authority, Higher Educational Facilities,
              Series A, 6.25%, 05/01/22 ......................................................              102,242
  220,000     Wilson County COP, Educational Facilities, 6.125%, 06/30/10 ....................              229,386
                                                                                                      -------------
                    Total Long Term Investments (Cost $24,836,362)............................           25,520,854
                                                                                                      -------------
             aShort Term Investments  1.1%
  300,000     Bradley County IDBR, Refunding, Olin Corp. Project, Series C, Daily
              VRDN and Put, 4.00%, 11/01/17 (Cost $300,000) ..................................              300,000
                                                                                                      -------------
                        Total Investments (Cost $25,136,362)  96.7%...........................           25,820,854
                        Other Assets and Liabilities, Net  3.3% ..............................              887,607
                                                                                                      -------------
                        Net Assets  100.0% ...................................................          $26,708,461
                                                                                                      =============
              At May 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $25,136,362 was as follows:
                Aggregate gross unrealized appreciation for all investments in which
              there was an excess of value over tax cost......................................            $ 686,713
                Aggregate gross unrealized depreciation for all investments in which
              there was an excess of tax cost over value .....................................               (2,221)
                                                                                                      -------------
                Net unrealized appreciation ..................................................            $ 684,492
                                                                                                      =============

PORTFOLIO ABBREVIATIONS:
AMBAC  - American Municipal Bond Assurance Corp.
COP    - Certificate of Participation
FGIC   - Financial Guaranty Insurance Co.
FHA    - Federal Housing Authority/Agency
FSA    - Financial Security Assistance
GNMA   - Government National Mortgage Association
GO     - General Obligation
HDA    - Housing Development Authority/Agency
IDB    - Industrial Development Board
IDBR   - Industrial Development Board Revenue
MBIA   - Municipal Bond Investors Assurance Corp.
MF     - Multi-Family
MFHR   - Mutli-Family Housing Revenue
MFMR   - Multi-Family Mortgage Revenue
PCR    - Pollution Control Revenue

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

FRANKLIN MUNICIPAL SECURITIES TRUST
Statement of Investments in Securities and Net Assets, May 31, 1997



  FACE                                                                                                     VALUE
 AMOUNT    Franklin Washington Municipal Bond Fund                                                         (NOTE1)
             aLong Term Investments  95.2%

$ 100,000     Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ...........................            $ 100,967
  100,000     Bellevue Water and Sewer Revenue, Refunding, 5.875%, 07/01/10 ..................              103,113
  200,000     Bellingham Housing Authority Revenue, Cascade Meadows Project, 7.10%, 11/01/23 .              209,098
  100,000     Clark County School District No. 114, Evergreen School, Refunding,
              AMBAC Insured, 5.95%, 12/01/12 .................................................              103,913
  200,000     Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ......................              200,724
  400,000     Conservation and Renewable Energy System Revenue,
              Washington Conservation Project, 6.50%, 10/01/14 ...............................              419,320
  100,000     Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 01/01/15             103,829
  100,000     Federal Way GO, Refunding, 5.85%, 12/01/21 .....................................              100,052
  250,000     Grant County PUD No. 002, Wanapum Hydroelectric Revenue,
              Second Series A, 6.375%, 01/01/23 ..............................................              257,475
  100,000     Grant County PUD No. 2, Priest Rapids Hydroelectric Revenue,
              Second Series B, MBIA Insured, 5.875%, 01/01/26 ................................               99,514
  100,000     King County GO, Sewer District, 5.875%, 01/01/15 ...............................              102,462
  175,000     King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 05/01/15 .              178,260
  100,000     King County School District No. 400, Mercer Island, 5.90%, 12/01/15 ............              102,450
  100,000     King County School District No. 412, Shoreline, 6.10%, 06/01/13 ................              104,165
  200,000     King County School District No. 415, Kent, FSA Insured, 5.875%, 06/01/16 .......              203,418
  200,000     Lewis County PUD No. 001, Cowlitz Falls Hydroelectric Project Revenue, 6.00%, 10/01/24        202,252
  175,000     Pierce County EDC Revenue, Solid Waste, Occidental Petroleum Corp., 5.80%, 09/01/29           165,965
  225,000     Pierce County Sewer Revenue, 5.70%, 02/01/17 ...................................              224,953
  650,000     Pilchuck Development Public Corp., Special Facilities Airport Revenue,
              Tramco, Inc. Project, B.F. Goodrich, 6.00%,  08/01/23 ..........................              636,500
  200,000     Port Chelan County GO, MBIA Insured, 6.25%, 12/01/15 ...........................              209,238
  200,000     Port of Seattle Revenue, Series B, 6.00%, 11/01/17 .............................              200,352
  450,000     SeaTac GO, MBIA Insured, 6.50%, 12/01/13 .......................................              482,400
  100,000     Seattle Housing Authority, Low Income Housing Assistance
              Revenue, Kin On Project, 7.40%, 11/20/36 .......................................              110,406
  200,000     Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V, 6.20%, 01/01/32         202,892
  100,000     Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 .............................              102,120
  200,000     Snohomish County Housing Authority Revenue, Pooled, 6.30%, 04/01/16 ............              203,358
  200,000     Snohomish County PUD No. 1, Electric and Generation Systems Revenue,
              Refunding, FGIC Insured, 6.00%, 01/01/18 .......................................              204,254
  100,000     Snohomish County PUD No. 1, Water Revenue, 5.85%, 11/01/17 .....................               99,757
  130,000     Spokane County GO, Refunding, 6.00%, 12/01/14 ..................................              134,755
  100,000     Spokane County Water District No. 3 Revenue, Refunding, 5.90%, 01/01/14 ........              100,441
  300,000     Stevens County Public Corp., PCR, Refunding, Water Power Co. Project, 6.00%, 12/01/23         300,984
  100,000     Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 ....................................              104,641
  200,000     Tacoma Electric Systems Revenue, Refunding, FGIC Insured, 6.25%, 01/01/15 ......              209,160
  100,000     Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 ....              114,903
  500,000     University of Washington, Alumni Association, Lease Revenue,
              Roosevelt University Medical Center, FSA Insured, 6.30%,  08/15/14 .............              528,420
  100,000     Washington State COP, Office Building Project, Series A, MBIA Insured, 6.00%, 04/01/12        102,304
  100,000     Washington State Health Care Facilities Authority Revenue,
              Multicare Medical Center, FGIC Insured, 5.75%, 08/15/22 ........................               99,332
              Washington State Housing Finance Commission,
  100,000      Series 1A-1, 6.25%, 06/01/16 ..................................................              101,028
  200,000      SF Program, Series 1A-3, 6.15%, 12/01/15 ......................................              203,192
  100,000      SF Program, Series 2N, 6.05%, 12/01/16 ........................................              101,018
   75,000     Washington State Housing Finance, SFMR, MBS Program, Series A, 7.05%, 07/01/22 .               79,493
  240,000     Washington State Motor Vehicle Fuel Tax, Series D, 6.00%, 09/01/20 .............              247,361
  100,000     Whatcom County School District No. 501, Bellingham, 6.05%, 12/01/13 ............              102,734
                                                                                                      -------------
                    Total Long Term Investments (Cost $7,735,085) ............................            7,962,973
                                                                                                      -------------
             aShort Term Investments  2.4%....................................................
$ 200,000     Washington State Health Care Facilities Authority Revenue,
              Sisters of Providence, Series E, Daily VRDN and Put, 4.00%,  10/01/05 (Cost $200,000)       $ 200,000
                                                                                                      -------------
                        Total Investments (Cost $7,935,085)  97.6%............................            8,162,973
                        Other Assets and Liabilities, Net  2.4%...............................              197,716
                                                                                                      -------------
                        Net Assets  100.0% ...................................................           $8,360,689
                                                                                                      =============
              At May 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $7,935,085 was as follows:
                Aggregate gross unrealized appreciation for all investments
              in which there was an excess of value over tax cost.............................            $ 249,392
                Aggregate gross unrealized depreciation for all investments
              in which there was an excess of tax cost over value ............................              (21,504)
                                                                                                      -------------
                Net unrealized appreciation ..................................................            $ 227,888
                                                                                                      =============

PORTFOLIO ABBREVIATIONS:
AMBAC  - American Municipal Bond Assurance Corp.
COP    - Certificate of Participation
EDC    - Economic Development Corp.
FGIC   - Financial Guaranty Insurance Co.
FSA    - Financial Security Assistance
GO     - General Obligation
MBIA   - Municipal Bond Investors Assurance Corp.
MBS    - Mortgage-Backed Securities
PCR    - Pollution Control Revenue
PUD    - Public Utility District
SF     - Single Family
SFMR   - Single Family Mortgage Revenue



aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest upon short notice prior to specified dates. The interest rate may change on specified dates in relationship with changes in a designated rate (such as the prime interest rate or U.S. Treasury bills rate).

FRANKLIN MUNICIPAL SECURITIES TRUST
Financial Statements

Statements of Assets and Liabilities
May 31, 1997


                                          Franklin      Franklin      Franklin      Franklin     Franklin
                                          Arkansas     California      Hawaii       Tennessee   Washington
                                          Municipal    High Yield     Municipal     Municipal    Municipal
                                          Bond Fund  Municipal Fund   Bond Fund     Bond Fund    Bond Fund
                                        --------------------------------------------------------------------
Assets:
 Investments in securities:
  At identified cost                    $12,830,339  $214,750,159   $37,874,253   $25,136,362  $7,935,085
                                        ====================================================================
  At value                               13,144,167   219,483,775    39,148,443    25,820,854   8,162,973
 Cash                                       279,016        47,117        61,586       454,846      32,677
 Receivables:
  Interest                                  213,672     4,592,036       958,822       453,039     168,103
  Investment securities sold                     --       324,743            --            --          --
  Capital shares sold                       117,005     1,326,969         1,047        71,361          --
  From affiliates                            12,531            --            --            --      13,223
                                        --------------------------------------------------------------------
      Total assets                       13,766,391   225,774,640    40,169,898    26,800,100   8,376,976
                                        --------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased on a
 when-issued basis (Note 1)                 597,933     1,002,578            --            --          --
  Capital shares repurchased                     --        31,171        22,103            --          --
  Distributions to shareholders              20,762       352,984        57,574        41,933      12,343
  Management fees                                --        29,611         6,368         4,378          --
  Distribution fees                             712        36,187         3,058         1,750         492
  Shareholder servicing costs                    --         5,271         1,344           621          --
 Other payables to shareholders               6,634       267,020        59,854        22,748       3,452
 Accrued expenses and other liabilities          --        29,004        16,923        20,209          --
                                        --------------------------------------------------------------------
      Total liabilities                     626,041     1,753,826       167,224        91,639      16,287
                                        --------------------------------------------------------------------
Net assets, at value                    $13,140,350  $224,020,814   $40,002,674   $26,708,461  $8,360,689
                                        ====================================================================
Net assets consist of:
 Undistributed net investment income         45,188            --       127,993        23,122      40,714
 Accumulated distributions in excess of net
 investment income                               --       (25,090)           --            --          --
 Net unrealized appreciation on investments 313,828     4,733,616     1,274,190       684,492     227,888
 Net realized loss                          (35,067)   (2,164,045)     (792,682)      (65,557)   (128,946)
 Class I capital shares                  12,816,401   210,968,768    39,393,173    26,066,404   8,221,033
 Class II capital shares                         --    10,507,565            --            --          --
                                        --------------------------------------------------------------------
Net assets, at value                    $13,140,350  $224,020,814   $40,002,674   $26,708,461  $8,360,689
                                        ====================================================================

                                          Franklin      Franklin      Franklin      Franklin     Franklin
                                          Arkansas     California      Hawaii       Tennessee   Washington
                                          Municipal    High Yield     Municipal     Municipal    Municipal
                                          Bond Fund  Municipal Fund   Bond Fund     Bond Fund    Bond Fund
                                        ====================================================================
Class I shares:
Net assets, at value                    $13,140,350  $213,396,321   $40,002,674   $26,708,461  $8,360,689
                                        ====================================================================
Shares outstanding                        1,250,114    21,123,177     3,706,117     2,493,560     828,587
                                        ====================================================================
Net asset value per share*                      $10.51        $10.10        $10.79        $10.71      $10.09
                                        ====================================================================
Maximum offering price per share
 (100/95.75 of net asset value per share)       $10.98        $10.55        $11.27        $11.19      $10.54
                                        ====================================================================
Class II shares:
Net assets, at value                             --  $ 10,624,493            --            --          --
                                        ====================================================================
Shares outstanding                               --     1,049,884            --            --          --
                                        ====================================================================
Net asset value per share*                       --           $10.12         --            --          --
                                        ====================================================================
Maximum offering price per share
 (100/99 of net asset value per share)           --           $10.22         --            --          --
                                        ====================================================================

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


Statements of Operations
for the year ended May 31, 1997


                                               Franklin     Franklin     Franklin     Franklin    Franklin
                                               Arkansas    California     Hawaii      Tennessee  Washington
                                               Municipal   High Yield    Municipal    Municipal   Municipal
                                               Bond Fund Municipal Fund  Bond Fund    Bond Fund   Bond Fund
                                        --------------------------------------------------------------------

Investment income:
 Interest                                      $599,177   $11,320,366  $2,351,642   $1,138,753   $472,175
                                        --------------------------------------------------------------------
Expenses:
 Management fees (Note 5)                        64,438       985,277     245,890      120,438     49,976
 Distribution fees- Class I (Note 5)              7,463       149,428      36,345       15,404      5,170
 Distribution fees- Class II (Note 5)                --        40,586          --           --         --
 Shareholder servicing costs (Note 5)             3,140        46,308      13,049        5,367      2,318
 Pricing service fees                             4,272        10,606       8,334        6,252      6,144
 Reports to shareholders                          2,747        42,056       9,417        4,297      2,520
 Registration and filing fees                     2,700         6,210       5,057        1,640      2,700
 Professional fees                                2,424        17,640       5,907        3,192      2,128
 Custodian fees                                     108         1,753         388          199         79
 Other                                            2,529        26,425       2,922        4,423      1,151
 Management fees waived by manager (Note 5)     (64,438)     (707,364)   (173,592)     (84,174)   (49,976)
 Other expenses assumed by manager (Note 5)     (14,562)           --          --           --    (14,290)
                                        --------------------------------------------------------------------
      Total expenses                             10,821       618,925     153,717       77,038      7,920
                                        --------------------------------------------------------------------
       Net investment income                    588,356    10,701,441   2,197,925    1,061,715    464,255
                                        --------------------------------------------------------------------
Realized and unrealized gain (loss) on investments:
 Net realized gain (loss)                         4,094      (119,287)     51,434         (277)    (4,404)
 Net unrealized appreciation                    272,692     4,691,793     857,481      561,758    228,610
                                        --------------------------------------------------------------------
Net realized and unrealized gain on investments 276,786     4,572,506     908,915      561,481    224,206
                                        --------------------------------------------------------------------
Net increase in net assets
 resulting from operations                     $865,142   $15,273,947   $3,106,840  $1,623,196   $688,461
                                        ====================================================================



Statements of Changes in Net Assets
for the years ended May 31, 1997 and 1996

                                Franklin Arkansas      Franklin California High         Franklin Hawaii
                               Municipal Bond Fund       Yield Municipal Fund         Municipal Bond Fund
                             ------------------------------------------------------------------------------
                                 1997       1996          1997          1996           1997       1996
                             ------------------------------------------------------------------------------
Increase (decrease) in net assets:
  Operations:
   Net investment income      $ 588,356  $ 340,476    $ 10,701,441  $ 4,922,744   $ 2,197,925 $ 2,156,740
   Net realized gain (loss) from
 security transactions            4,094     (2,503)       (119,287)    (275,621)       51,434    (122,116)
   Net unrealized appreciation
 (depreciation) on
 investments                    272,692    (96,898)      4,691,793   (1,356,026)      857,481    (371,355)
                             ------------------------------------------------------------------------------
      Net increase in net
 assets resulting from
 operations                     865,142    241,075      15,273,947    3,291,097     3,106,840   1,663,269
Distributions to shareholders:
 From undistributed net
 investment income:
   Class I                     (580,057)  (335,368)    (10,363,742)  (5,000,226)   (2,194,657) (2,147,284)
   Class II                          --         --        (348,303)        (536)           --          --
 In excess of net investment
 income Class I                      --         --         (33,027)          --            --          --
Increase in net assets from capital
 share transactions (Note 2)  4,689,718  4,126,099     100,966,556   69,133,506       285,742   2,461,396
                             ------------------------------------------------------------------------------
      Net increase in
 net assets                   4,974,803  4,031,806     105,495,431   67,423,841     1,197,925   1,977,381
Net assets:
 Beginning of year            8,165,547  4,133,741     118,525,383   51,101,542    38,804,749  36,827,368
                             ------------------------------------------------------------------------------
 End of year                $13,140,350 $8,165,547    $224,020,814 $118,525,383   $40,002,674 $38,804,749
                             ==============================================================================
Undistributed net investment income
 (accumulated distributions in excess of net
 investment income) included in net assets:
  Beginning of year            $ 36,889   $ 31,781        $ 18,541     $ 96,559     $ 124,725   $ 115,269
                             ==============================================================================
  End of year                  $ 45,188   $ 36,889       $ (25,090)    $ 18,541     $ 127,993   $ 124,725
                             ==============================================================================

                                                       Franklin Tennessee             Franklin Washington
                                                       Municipal Bond Fund            Municipal Bond Fund
                                                  ----------------------------------------------------------
                                                       1997          1996             1997         1996
                                                  ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income                            $ 1,061,715    $ 531,567         $ 464,255   $ 360,705
  Net realized loss from security transactions            (277)     (60,537)           (4,404)    (39,744)
  Net unrealized appreciation (depreciation)
 on investments                                        561,758     (131,830)          228,610     (33,367)
                                                  ----------------------------------------------------------
      Net increase in net assets resulting
 from operations                                     1,623,196      339,200           688,461     287,594
Distributions to shareholders from undistributed
 net investment income:
  Class I                                           (1,084,118)    (528,162)         (460,520)   (360,198)
Increase in net assets from capital share transactions
 (Note 2)                                           12,213,104    8,159,263           414,786   2,049,769
                                                  ----------------------------------------------------------
      Net increase in net assets                    12,752,182    7,970,301           642,727   1,977,165
Net assets:
 Beginning of year                                  13,956,279    5,985,978         7,717,962   5,740,797
                                                  ----------------------------------------------------------
 End of year                                       $26,708,461  $13,956,279        $8,360,689  $7,717,962
                                                  ==========================================================
Undistributed net investment income included in net assets:
 Beginning of year                                    $ 45,525     $ 42,120          $ 36,979    $ 36,472
                                                  ==========================================================
 End of year                                          $ 23,122     $ 45,525          $ 40,714    $ 36,979
                                                  ==========================================================

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (the Trust) is an open-end, non-diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. The Trust consist of five separate non-diversified Funds (the Funds): the Franklin Arkansas Municipal Bond Fund (the Arkansas Fund), the Franklin California High Yield Municipal Fund (the California Fund), the Franklin Hawaii Municipal Bond Fund (the Hawaii Fund), the Franklin Tennessee Municipal Bond Fund (the Tennessee Fund), and the Franklin Washington Municipal Bond Fund (the Washington Fund). Each of the Funds issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. Each Fund seeks to provide tax-free income.

The California Fund offers two classes of shares, Class I and Class II. Class I shares are sold with a higher front-end sales charge than Class II shares. Each class of shares may be subject to a contingent deferred sales charge and has the same rights, except with respect to the effect of the respective sales charges, the distribution fees borne by each class, voting rights on matters affecting a single class and the exchange privilege of each class. The offering of Class II shares began May 1, 1996, at which time all previously outstanding shares became Class I shares.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market rather than on a national securities exchange. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions, under procedures approved by the Board of Trustees (the Board). Securities for which market quotations are not available are valued in accordance with procedures established by the Board.

b. Municipal Bonds or Notes with "Puts":

The Funds have purchased municipal bonds or notes with the right to resell the bonds or notes to the seller at an agreed upon price or yield on a specified date or within a specified period (which will be prior to the maturity date of the bonds or notes). Such a right to resell is commonly known as a "put".

c. Income Taxes:

The Funds intend to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to shareholders which will be sufficient to relieve the Funds from income and excise taxes. Each Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

d. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification.

e. Investment Income, Expenses and Distributions:

Distributions to shareholders are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Original issue discount and premium are amortized as required by the Internal Revenue Code. For the California Fund, realized and unrealized gains or losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Funds normally declare dividends from their net investment income daily and distribute monthly. Daily allocations of net investment income will commence on the day following the receipt of an investor's funds. Dividends are normally declared each day the New York Stock Exchange is open for business and are equal to an amount per day set from time to time by the Board, and are payable to shareholders of record at the beginning of business on the ex-dividend date. Once each month, dividends are reinvested in additional shares of the Funds, or paid in cash as requested by the shareholders.

Net realized capital gains and losses differ for financial statement and tax purposes primarily due to differing treatment of wash sale transactions.

f. Securities Purchased on a When-Issued Basis or Delayed Delivery Basis:

The Funds may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. These securities are identified on the accompanying Statement of Investments in Securities and Net Assets. The Funds have set aside sufficient investment securities as collateral for these purchase commitments.

g. Expense Allocation:

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

h. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. TRUST SHARES

At May 31, 1997, there was an unlimited number of no par value shares of beneficial interest authorized. Transactions in each of the Fund's shares for the years ended May 31, 1997 and 1996 were as follows:

                                            Franklin Arkansas      Franklin California         Franklin Hawaii
                                           Municipal Bond Fund   High Yield Municipal Fund   Municipal Bond Fund
                                         -------------------------------------------------------------------------
Class I Shares:                             Shares   Amount          Shares     Amount       Shares   Amount
------------------------------------------------------------------------------------------------------------------
1997
 Shares sold                               470,751  $4,901,027  11,958,887 $119,678,964    790,934 $8,525,981
 Shares issued in
 reinvestment of distributions              36,550     380,970     372,489    3,734,093    80,695     866,517
 Shares redeemed                           (57,166)   (592,279) (3,267,236) (32,741,869)  (847,717)(9,106,756)
                                         -------------------------------------------------------------------------
      Net increase                         450,135  $4,689,718   9,064,140 $ 90,671,188     23,912  $ 285,742
                                         =========================================================================
1996
 Shares sold                               405,209  $4,184,101   8,327,567 $ 82,955,751    593,700 $6,341,723
 Shares issued in
  reinvestment of distributions             24,410     252,441     188,536    1,872,314    89,821     959,122
 Shares redeemed                           (30,209)   (310,443) (1,602,938) (15,906,756)  (454,099)(4,839,449)
                                         -------------------------------------------------------------------------
      Net increase                         399,410  $4,126,099   6,913,165 $ 68,921,309    229,422 $2,461,396
                                         =========================================================================

                                                                 Franklin Tennessee     Franklin Washington
                                                                 Municipal Bond Fund    Municipal Bond Fund
                                                                --------------------------------------------
                                                                 Shares     Amount       Shares   Amount
                                                                --------------------------------------------
1997
 Shares sold                                                   1,355,345 $14,372,546    103,811 $1,037,350
 Shares issued in reinvestment of distributions                   64,058     680,991     32,188    322,025
 Shares redeemed                                                (267,495) (2,840,433)   (94,809)  (944,589)
                                                                --------------------------------------------
      Net increase                                             1,151,908 $12,213,104     41,190  $ 414,786
                                                                ============================================
1996
 Shares sold                                                     800,118 $ 8,440,943    230,239 $2,275,967
 Shares issued in reinvestment of distributions                   32,775     345,901     26,993    268,155
 Shares redeemed                                                 (59,708)   (627,581)   (49,709)  (494,353)
                                                                --------------------------------------------
      Net increase                                               773,185 $ 8,159,263    207,523 $2,049,769
                                                                ============================================

                                                                                     Franklin California High
                                                                                       Yield Municipal Fund
                                                                                     -------------------------
Class II Shares:                                                                         Shares   Amount
--------------------------------------------------------------------------------------------------------------
1997
 Shares sold                                                                          1,204,172 $12,057,953
 Shares issued in reinvestment of distributions                                          19,594     197,069
 Shares redeemed                                                                       (195,499) (1,959,654)
                                                                                     -------------------------
      Net increase                                                                    1,028,267 $10,295,368
                                                                                     =========================
1996*
 Shares sold                                                                             21,567   $ 211,700
 Shares issued in reinvestment of distributions                                              50         497
                                                                                     -------------------------
      Net increase                                                                       21,617   $ 212,197
                                                                                     =========================
*For the period May 1, 1996 (effective date) to May 31, 1996.

3. DISTRIBUTIONSANDCAPITAL LOSS CARRYOVERS

At May 31, 1997, for tax purposes, the Funds had capital loss carryovers as follows:

                                                     Franklin    Franklin    Franklin  Franklin   Franklin
                                                     Arkansas   California    Hawaii   Tennessee Washington
                                                     Municipal  High Yield   Municipal Municipal  Municipal
                                                     Bond FundMunicipal Fund Bond Fund Bond Fund  Bond Fund
                                                    ---------------------------------------------------------
Capital loss carryovers expiring in:
 2001                                                   $ --           $--   $ 4,736       $ --       $ --
 2002                                                     --            --   159,863         --         --
 2003                                                 35,067     1,769,137   551,385      4,395     84,798
 2004                                                     --         4,508    64,421         --     39,744
 2005                                                     --       390,400        --     61,162         --
                                                    ---------------------------------------------------------
                                                     $35,067    $2,164,045  $780,405    $65,557   $124,542
                                                    =========================================================

From November 1, 1996 through May 31, 1997, the Hawaii Fund and Washington Fund incurred $5,364 and $4,404, respectively, of net realized capital losses. As permitted by tax regulations, the Funds intend to elect to defer these losses and treat them as having arisen in the year ending May 31, 1998.

For income tax purposes, the aggregate cost of securities is higher (and unrealized appreciation is lower) than for financial reporting purposes at May 31,1997 by $6,913 in the Hawaii Fund.


4. PURCHASES AND SALES OF SECURITIES

Aggregate purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended May 31, 1997 were as follows:

               Franklin    Franklin     Franklin   Franklin    Franklin
               Arkansas   California     Hawaii    Tennessee  Washington
               Municipal  High Yield    Municipal  Municipal   Municipal
               Bond FundMunicipal Fund  Bond Fund  Bond Fund   Bond Fund
            --------------------------------------------------------------
Purchases    $5,027,516 $158,363,206  $5,823,865 $16,094,083 $1,120,923
Sales         $ 663,428 $ 57,311,347  $5,114,575 $ 5,307,208  $ 597,138


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

a. Management Agreement:

Under the terms of a management agreement, Franklin Advisers, Inc. (Advisers) provides investment advice, administrative services, office space and facilities to each Fund, and receives fees computed monthly based on the average daily net assets of each Fund as follows:

Annualized Fee Rate        Net Assets
------------------------------------------------------------------------------
    0.625%                 First $100 million
    0.50%                  Over $100 million, up to and including $250 million
    0.45%                  In excess of $250 million


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

a. Management Agreement: (cont.)

Advisers agreed in advance to waive management fees and assume payment of other expenses for the Funds, as noted in the Statements of Operations for the year ended May 31, 1997.

Under an agreement with Advisers, Franklin Templeton Services, Inc. (FT Services) provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

b. Shareholder Services Agreement:

Under the terms of a shareholder services agreement with Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds pay costs on a per shareholder account basis. Shareholder servicing costs incurred by the Funds for the year ended May 31, 1997 aggregated $70,182, of which $63,007 was paid to Investor Services.

c. Distribution Plans and Underwriting Agreement:

Under the terms of distribution plans pursuant to Rule 12b-1 of the Investment Company Act of 1940 (the Plans), the Hawaii Fund reimburses Franklin/Templeton Distributors, Inc. (Distributors), in an amount up to a maximum of 0.10% per annum of the Fund's average daily net assets, the Arkansas, Tennessee and Washington Funds reimburse Distributors up to a maximum of 0.15% per annum of the Funds' average daily net assets, and the California Fund reimburses Distributors up to a maximum of 0.15% per annum for Class I and 0.65% per annum for Class II, of the average daily net assets of such class of the Fund, for costs incurred in the promotion, offering and marketing of the Funds' shares. The Plans do not permit nor require payments of excess costs after termination. Fees incurred by the Funds under the Plans aggregated $254,396 for the year ended May 31, 1997.

In its capacity as underwriter for the shares of the Funds, Distributors receives commissions on sales of the Funds' shares of beneficial interest. Commissions are deducted from the gross proceeds received from the sale of the shares of the Funds, and as such are not expenses of the Funds. Distributors may also make payments, out of its own resources, to dealers for certain sales of the Funds' shares. Commissions received by Distributors, the amounts paid to other dealers, and any applicable contingent deferred sales charges (CDSC) for the year ended May 31, 1997, were as follows:



                                                     Franklin    Franklin    Franklin  Franklin   Franklin
                                                     Arkansas   California    Hawaii   Tennessee Washington
                                                     Municipal  High Yield   Municipal Municipal  Municipal
                                                     Bond FundMunicipal Fund Bond Fund Bond Fund  Bond Fund
                                                    --------------------------------------------------------
Total commissions received, including CDSC          $152,497    $2,611,609  $156,317   $360,982    $36,038
Paid to other dealers                               $143,062    $2,437,006  $146,136   $337,122    $33,648
CDSC                                                      --       $ 6,433        --         --         --

d. Other Affiliates and Related Party Transactions:

Certain officers and trustees of the Trust are also officers and/or directors of Distributors, Advisers, FT Services, and Investor Services, all wholly-owned subsidiaries of Franklin Resources, Inc. (Resources).


5. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (cont.)

d. Other Affiliates and Related Party Transactions (cont.):

At May 31, 1997, Resources owned 21%, 10% and 33% of the Arkansas Fund, Tennessee Fund and Washington Fund, respectively.


6. CREDIT RISK

All of the Funds' investments are in the securities of issuers in their respective states and U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within those states and U.S. territories and possessions.

The California Fund has 16.7% of its portfolio invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.


7. FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout the period by Fund are as follows:



                     Per Share Operating Performance                         Ratios/Supplemental Data
                                                                                                                   Ratio
                           Net Realized Total    Distri-   Distri-           Net           Net         Ratio of   of Net
          Net Asset   Net   & Unreal-  From      butions   butions          Asset         Assets       Expenses  Investment
  Year    Value at  Invest- ized Gain Invest-   From Net   From    Total  Value at      at End of    to Average  Income to Portfolio
  Ended   Beginning  ment  (Loss) on  ment     Investment Capital Distri- End of  Total   Period     Net Assets   Average  Turnover
 May 31   of Period Income Securities OperationsIncome     Gains  butions Period Return+ (in 000's) (See Note 5)++Net Assets Rate
Franklin Arkansas Municipal Bond Fund
Class I Shares:
19941     $10.00    $.01    $.05    $ .06      --          --      --     $10.06   .60%  $ 2,213        .03%*      2.00%*    --%
1995       10.06     .51     .19      .70     (.44)        --     (.44)    10.32  7.27     4,134        .10        5.64     77.63
1996       10.32     .55    (.08)     .47     (.58)        --     (.58)    10.21  4.65     8,166        .10        5.69     19.22
1997       10.21     .58     .31      .89     (.59)        --     (.59)    10.51  8.90    13,140        .10        5.71      6.61
Franklin California High Yield Municipal Fund
Class I Shares:
19932      10.00     .03    (.06)    (.03)    --           --      --     9.97   (3.60)*   2,245        --         3.85*     8.89
1994        9.97     .53    (.20)     .33     (.56)       (.01)   (.57)   9.73    3.22    31,938        .07        6.14     40.74
1995        9.73     .66     .18      .84     (.64)        --     (.64)   9.93    9.08    51,102        .20        6.89     57.06
1996        9.93     .64    (.10)     .54     (.66)        --     (.66)   9.81    5.55   118,313        .35        6.49     28.02
1997        9.81     .63     .29      .92     (.63)**      --     (.63)  10.10    9.64   213,396        .34        6.24     33.79
Class II Shares:
19963       9.82     .05      --      .05     (.05)        --     (.05)   9.82     .54       212        .91*       5.73*    28.02
1997        9.82     .58     .29      .87     (.57)        --     (.57)  10.12    9.08    10,624        .90        5.68     33.79

7. FINANCIAL HIGHLIGHTS (cont.)
                     Per Share Operating Performance                         Ratios/Supplemental Data
                                                                                                                   Ratio
                           Net Realized Total    Distri-   Distri-           Net           Net         Ratio of   of Net
          Net Asset   Net   & Unreal-  From      butions   butions          Asset         Assets       Expenses  Investment
  Year    Value at  Invest- ized Gain Invest-   From Net   From    Total  Value at      at End of    to Average  Income to Portfolio
  Ended   Beginning  ment  (Loss) on  ment     Investment Capital Distri- End of  Total   Period     Net Assets   Average  Turnover
 May 31   of Period Income Securities OperationsIncome     Gains  butions Period Return+ (in 000's) (See Note 5)++Net Assets Rate
Rate
Franklin Hawaii Municipal Bond Fund
Class I Shares:
1993      $10.18    $.63    $.63    $1.26     (.64)        --     (.64) $10.80   12.77% $ 18,657        --%        5.95%    48.70%
1994       10.80     .62    (.46)     .16     (.60)        --     (.60)  10.36    1.35    26,904        .05        5.76     31.35
1995       10.36     .60     .31      .91     (.60)        --     (.60)  10.67    9.26    36,827        .20        6.02     22.88
1996       10.67     .60    (.13)     .47     (.60)        --     (.60)  10.54    4.49    38,805        .35        5.63     16.01
1997       10.54     .60     .25      .85     (.60)        --     (.60)  10.79    8.23    40,003        .39        5.59     13.40
Franklin Tennessee Municipal Bond Fund
Class I Shares:
19941      10.00     .01     .10      .11      --          --      --    10.11    1.10     2,224        .03*       1.89*    22.64
1995       10.11     .52     .35      .87     (.45)        --     (.45)  10.53    8.97     5,986        .10        6.02     24.71
1996       10.53     .56    (.09)     .47     (.60)        --     (.60)  10.40    4.50    13,956        .33        5.67     27.23
1997       10.40     .58     .33      .91     (.60)        --     (.60)  10.71    8.95    26,708        .40        5.51     27.60
Franklin Washington Municipal Bond Fund
Class I Shares:
19932      10.00     .03    (.04)    (.01)      --         --      --     9.99   (1.20)*   2,198        --         3.44*     --
1994        9.99     .51    (.46)     .05     (.47)       (.02)   (.49)   9.55    2.88     4,272        .05        5.59     39.52
1995        9.55     .56     .36      .92     (.57)        --     (.57)   9.90   10.10     5,741        .10        6.13     18.46
1996        9.90     .56    (.08)     .48     (.58)        --     (.58)   9.80    4.91     7,718        .10        5.81     19.13
1997        9.80     .58     .29      .87     (.58)        --     (.58)  10.09    9.04     8,361        .10        5.81      7.73


*Annualized

**Includes distributions in excess of net investment income in the amount of $.002.

1For the period May 10, 1994 (effective date) to May 31, 1994.

2For the period May 3, 1993 (effective date) to May 31, 1993.

3For the period May 1, 1996 (effective date) to May 31, 1996

+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge or contingent deferred sales charge, and assumes reinvestment of dividends and capital gains at net asset value. Prior to May 1, 1994, dividends were reinvested at the maximum offering price, and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares, the sales charge on reinvested dividends was eliminated.

++During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the Funds. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                       Ratio of
                                       Expenses
                                      to Average
                                      Net Assets
Franklin Arkansas Municipal Bond Fund
Class I:
19941                                      1.20%*
1995                                       1.11
1996                                       1.04
1997                                        .87
Franklin California High Yield Municipal Fund
Class I:
19932                                      1.42*
1994                                        .87
1995                                        .88
1996                                        .81
1997                                        .75
Class II:
19963                                      1.81*
1997                                       1.31

                                       Ratio of
                                       Expenses
                                      to Average
                                      Net Assets
Franklin Hawaii Municipal Bond Fund
Class I:
1993                                       1.06
1994                                        .92
1995                                        .87
1996                                        .84
1997                                        .83
Franklin Tennessee Municipal Bond Fund
Class I:
19941                                      1.05*
1995                                        .92
1996                                        .91
1997                                        .84
Franklin Washington Municipal Bond Fund
Class I:
19932                                      1.44*
1994                                        .71
1995                                       1.05
1996                                        .92
1997                                        .90

The Funds hereby designate 100% of the distributions paid from net investment income for the taxable year ended May 31, 1997, as exempt-interest dividends per
Section 852(b)(5) of the Internal Revenue Code.


FRANKLIN MUNICIPAL SECURITIES TRUST
Report of Independent Auditors

To the Shareholders and Board of Trustees

of Franklin Municipal Securities Trust:

We have audited the accompanying statements of assets and liabilities of the Funds comprising the Franklin Municipal Securities Trust, including each Fund's statement of investments in securities and net assets, as of May 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Franklin Municipal Securities Trust as of May 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

San Francisco, California

July 2, 1997







Franklin Municipal Securities Trust Annual Report May 31, 1997.

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in pie format the Credit Quality Breakdown of the fund's securities on May 31, 1997, based on total long-term investments.

Credit Quality Breakdown on May 31, 1997

AAA               45.1%
AA                17.8%
A                 21.8%
BBB               15.3%

GRAPHIC MATERIAL (2)

This bar chart shows the comparison between the fund's distribution rate of 5.36% and the taxable equivalent distribution rate of 9.54%.

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin Arkansas Municipal Bond Fund to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/10/94 to 5/31/97.

Period Ending     Fund     Index    Index

5/10/94          9,579     10,000    10,000
5/31/94          9,636     10,059    10,005
6/30/94          9,550      9,998    10,039
7/31/94          9,722     10,181    10,066
8/31/94          9,741     10,216    10,106
9/30/94          9,565     10,066    10,133
10/31/94         9,271      9,887    10,141
11/30/94         8,978      9,708    10,154
12/31/94         9,268      9,921    10,154
1/31/95          9,608     10,205    10,194
2/28/95          9,930     10,502    10,235
3/31/95         10,017     10,623    10,269
4/30/95         10,045     10,636    10,303
5/31/95         10,322     10,975    10,323
6/30/95         10,219     10,879    10,344
7/31/95         10,268     10,983    10,344
8/31/95         10,388     11,122    10,371
9/30/95         10,487     11,192    10,392
10/31/95        10,648     11,355    10,426
11/30/95        10,830     11,543    10,419
12/31/95        10,952     11,654    10,411
1/31/96         11,002     11,743    10,473
2/29/96         10,907     11,663    10,506
3/31/96         10,781     11,513    10,561
4/30/96         10,759     11,481    10,602
5/31/96         10,800     11,477    10,622
6/30/96         10,947     11,602    10,629
7/31/96         11,042     11,707    10,649
8/31/96         11,030     11,705    10,669
9/30/96         11,211     11,869    10,703
10/31/96        11,351     12,003    10,737
11/30/96        11,534     12,223    10,758
12/31/96        11,489     12,171    10,758
1/31/97         11,499     12,194    10,792
2/28/97         11,619     12,307    10,826
3/31/97         11,474     12,143    10,853
4/31/97         11,584     12,245    10,867
5/31/97         11,761     12,429    10,861

                    17.61%     24.29%     8.61%

GRAPHIC MATERIAL (4)

This chart shows in pie format the credit quality breakdown of the fund's securities on 5/31/97, based on total long-term investments.

Credit Quality Breakdown on 5/31/97

AAA                            9.4%
AA                             4.7%
A                             19.0%
BBB                           50.2%
Below Investment Grade        16.7%

GRAPHIC MATERIAL (5)

This bar chart shows the comparison between the fund's Class I shares distribution rate of 5.91% and the taxable equivalent distribution rate of 10.79%.

GRAPHIC MATERIAL (6)

The following line graph hypothetically compares the performance of the Franklin California High Yield Municipal Fund's Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/3/93 to 5/31/97.

Period Ending     Fund        Index       Index

5/3/93          $9,579        10,000      10,000
5/31/93          9,550        10,051      10,013
6/30/93          9,713        10,218      10,027
7/31/93          9,703        10,232      10,027
8/31/93          9,909        10,445      10,055
9/30/93         10,059        10,564      10,076
10/31/93        10,092        10,584      10,117
11/30/93        10,039        10,491      10,125
12/31/93        10,223        10,712      10,125
1/31/94         10,346        10,834      10,152
2/28/94         10,183        10,553      10,187
3/31/94          9,726        10,124      10,221
4/30/94          9,759        10,210      10,236
5/31/94          9,843        10,299      10,243
6/30/94          9,744        10,236      10,278
7/31/94          9,931        10,423      10,306
8/31/94         10,006        10,460      10,347
9/30/94          9,906        10,306      10,375
10/31/94         9,763        10,123      10,382
11/30/94         9,538         9,939      10,395
12/31/94         9,604        10,158      10,395
1/31/95          9,892        10,448      10,437
2/28/95         10,181        10,753      10,479
3/31/95         10,397        10,876      10,513
4/30/95         10,453        10,889      10,548
5/31/95         10,736        11,237      10,569
6/30/95         10,631        11,139      10,590
7/31/95         10,678        11,245      10,590
8/31/95         10,793        11,387      10,618
9/30/95         10,898        11,459      10,639
10/31/95        11,069        11,625      10,674
11/30/95        11,264        11,818      10,667
12/31/95        11,427        11,932      10,659
1/31/96         11,489        12,023      10,722
2/29/96         11,403        11,941      10,756
3/31/96         11,296        11,788      10,812
4/30/96         11,279        11,755      10,855
5/31/96         11,330        11,750      10,875
6/30/96         11,509        11,878      10,882
7/31/96         11,585        11,986      10,902
8/31/96         11,602        11,984      10,923
9/30/96         11,792        12,152      10,958
10/31/96        11,936        12,289      10,993
11/30/96        12,153        12,514      11,014
12/31/96        12,131        12,461      11,014
1/31/97         12,134        12,485      11,049
2/28/97         12,257        12,600      11,083
3/31/97         12,137        12,433      11,111
4/30/97         12,262        12,537      11,126
5/31/97         12,424        12,725      11,119


                    24.24%        27.25%      11.19%

GRAPHIC MATERIAL (7)

This bar chart shows the comparison between the fund's Class II shares distribution rate of 5.56% and the taxable equivalent distribution rate of 10.15%.

GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Franklin California High Yield Municipal Fund's Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/1/96 to 5/31/97.

Period Ending     Fund        Index       Index

5/1/96             9,899    10,000      10,000
5/31/96            9,937     9,996      10,019
6/30/96           10,079    10,105      10,025
7/31/96           10,151    10,197      10,044
8/31/96           10,152    10,195      10,063
9/30/96           10,315    10,338      10,095
10/31/96          10,435    10,454      10,128
11/30/96          10,619    10,646      10,147
12/31/96          10,605    10,601      10,147
1/31/97           10,601    10,621      10,179
2/28/97           10,702    10,719      10,211
3/31/97           10,601    10,576      10,236
4/30/97           10,694    10,665      10,250
5/31/97           10,742    10,825      10,244

GRAPHIC MATERIAL (9)

This chart shows in pie format the credit quality breakdown of the fund's securities on 5/31/97, based on total long-term investments.

Credit Quality Breakdown on 5/31/97

AAA                           38.6%
AA                            26.2%
A                             22.8%
BBB                           12.4%

GRAPHIC MATERIAL (10)

This bar chart shows the comparison between the fund's distribution rate of 5.32% and the taxable equivalent distribution rate of 9.79%.

GRAPHIC MATERIAL (11)

The following line graph hypothetically compares the performance of the Franklin Hawaii Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 2/26/92 to 5/31/97.

Period Ending     Fund        Index       Index

2/26/92         9,579       10,000         10,000
2/29/92         9,579       10,000         10,004
3/31/92         9,579       10,004         10,055
4/30/92         9,684       10,093         10,069
5/31/92         9,804       10,212         10,083
6/30/92         9,924       10,384         10,119
7/31/92        10,326       10,695         10,141
8/31/92        10,166       10,590         10,169
9/30/92        10,171       10,659         10,198
10/31/92       10,008       10,555         10,233
11/30/92       10,280       10,744         10,248
12/31/92       10,453       10,853         10,240
1/31/93        10,596       10,979         10,291
2/28/93        10,940       11,377         10,327
3/31/93        10,923       11,256         10,363
4/30/93        10,996       11,370         10,392
5/31/93        11,058       11,433         10,406
6/30/93        11,273       11,624         10,421
7/31/93        11,293       11,639         10,421
8/31/93        11,531       11,882         10,450
9/30/93        11,718       12,017         10,472
10/31/93       11,760       12,040         10,515
11/30/93       11,603       11,934         10,522
12/31/93       11,897       12,186         10,522
1/31/94        12,035       12,325         10,551
2/28/94        11,674       12,005         10,587
3/31/94        11,011       11,517         10,623
4/30/94        11,086       11,615         10,637
5/31/94        11,205       11,716         10,645
6/30/94        11,128       11,644         10,681
7/31/94        11,346       11,857         10,710
8/31/94        11,390       11,899         10,753
9/30/94        11,192       11,724         10,782
10/31/94       10,882       11,515         10,789
11/30/94       10,629       11,307         10,803
12/31/94       10,930       11,556         10,803
1/31/95        11,278       11,886         10,847
2/28/95        11,672       12,232         10,890
3/31/95        11,785       12,373         10,926
4/30/95        11,830       12,387         10,962
5/31/95        12,241       12,783         10,984
6/30/95        12,069       12,671         11,006
7/31/95        12,196       12,792         11,006
8/31/95        12,336       12,954         11,035
9/30/95        12,405       13,036         11,057
10/31/95       12,593       13,225         11,093
11/30/95       12,840       13,444         11,085
12/31/95       13,030       13,573         11,078
1/31/96        13,089       13,677         11,143
2/29/96        12,982       13,584         11,179
3/31/96        12,838       13,410         11,237
4/30/96        12,802       13,372         11,281
5/31/96        12,789       13,367         11,302
6/30/96        12,948       13,513         11,309
7/31/96        13,070       13,636         11,330
8/31/96        13,106       13,633         11,352
9/30/96        13,291       13,824         11,388
10/31/96       13,440       13,980         11,425
11/30/96       13,651       14,236         11,446
12/31/96       13,614       14,176         11,446
1/31/97        13,614       14,203         11,483
2/28/97        13,727       14,334         11,518
3/31/97        13,536       14,143         11,547
4/30/97        13,664       14,262         11,562
5/31/97        13,843       14,476         11,555


                   38.43%       44.76%         15.55%

GRAPHIC MATERIAL (12)

This chart shows in pie format the credit quality breakdown of the fund's securities on 5/31/97, based on total long-term investments.

Credit Quality Breakdown on 5/31/97

AAA               51.7%
AA                23.5%
A                 14.5%
BBB               10.3%

GRAPHIC MATERIAL (13)

This bar chart shows the comparison between the fund's distribution rate of 5.36% and the taxable equivalent distribution rate of 9.44%.

GRAPHIC MATERIAL (14)

The following line graph hypothetically compares the performance of the Franklin Tennessee Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/10/94 to 5/31/97.

Period Ending     Fund        Index       Index

5/10/94         9,579      10,000        10,000
5/31/94         9,693      10,059        10,005
6/30/94         9,579       9,998        10,039
7/31/94         9,799      10,181        10,066
8/31/94         9,818      10,216        10,106
9/30/94         9,644      10,066        10,133
10/31/94        9,381       9,887        10,141
11/30/94        9,148       9,708        10,154
12/31/94        9,448       9,921        10,154
1/31/95         9,799      10,205        10,194
2/28/95        10,103      10,502        10,235
3/31/95        10,201      10,623        10,269
4/30/95        10,219      10,636        10,303
5/31/95        10,537      10,975        10,323
6/30/95        10,436      10,879        10,344
7/31/95        10,485      10,983        10,344
8/31/95        10,637      11,122        10,371
9/30/95        10,706      11,192        10,391
10/31/95       10,858      11,355        10,426
11/30/95       11,063      11,543        10,419
12/31/95       11,187      11,654        10,411
1/31/96        11,250      11,743        10,473
2/29/96        11,135      11,663        10,506
3/31/96        11,010      11,513        10,561
4/30/96        10,989      11,481        10,602
5/31/96        11,010      11,477        10,622
6/30/96        11,148      11,602        10,629
7/31/96        11,254      11,707        10,649
8/31/96        11,264      11,705        10,669
9/30/96        11,458      11,869        10,703
10/31/96       11,577      12,003        10,737
11/30/96       11,783      12,223        10,758
12/31/96       11,729      12,171        10,758
1/31/97        11,740      12,194        10,792
2/28/97        11,860      12,307        10,826
3/31/97        11,705      12,143        10,853
4/30/97        11,817      12,245        10,867
5/31/97        11,995      12,429        10,861

Total Return       19.95%      24.29%         8.61%

GRAPHIC MATERIAL (15)

This chart shows in pie format the credit quality breakdown of the fund's securities on 5/31/97, based on total long-term investments.

Credit Quality Breakdown on 5/31/97

AAA         44.8%
AA          27.6%
A           13.7%
BBB         13.9%

GRAPHIC MATERIAL (16)

This bar chart shows the comparison between the fund's distribution rate of 5.46% and the taxable equivalent distribution rate of 9.04%.

GRAPHIC MATERIAL (17)

The following line graph hypothetically compares the performance of the Franklin Washington Municipal Bond Fund's shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index (CPI), based on a $10,000 investment from 5/3/93 to 5/31/97.

Period Ending     Fund        Index             Index

5/3/93           9,579         10,000           10,000
5/31/93          9,569         10,051           10,013
6/30/93          9,770         10,218           10,027
7/31/93          9,761         10,232           10,027
8/31/93          9,968         10,445           10,055
9/30/93         10,098         10,564           10,076
10/31/93        10,172         10,584           10,117
11/30/93         9,974         10,491           10,125
12/31/93        10,237         10,712           10,125
1/31/94         10,361         10,834           10,152
2/28/94         10,061         10,553           10,187
3/31/94          9,373         10,124           10,221
4/30/94          9,448         10,210           10,236
5/31/94          9,584         10,299           10,243
6/30/94          9,489         10,236           10,278
7/31/94          9,748         10,423           10,306
8/31/94          9,764         10,460           10,347
9/30/94          9,527         10,306           10,375
10/31/94         9,287         10,123           10,382
11/30/94         9,049          9,939           10,395
12/31/94         9,304         10,158           10,395
1/31/95          9,666         10,448           10,437
2/28/95         10,008         10,753           10,479
3/31/95         10,132         10,876           10,513
4/30/95         10,129         10,889           10,548
5/31/95         10,552         11,237           10,569
6/30/95         10,400         11,139           10,590
7/31/95         10,462         11,245           10,590
8/31/95         10,633         11,387           10,618
9/30/95         10,718         11,459           10,639
10/31/95        10,922         11,625           10,674
11/30/95        11,150         11,818           10,667
12/31/95        11,302         11,932           10,659
1/31/96         11,344         12,023           10,722
2/29/96         11,253         11,941           10,756
3/31/96         11,106         11,788           10,812
4/30/96         11,070         11,755           10,855
5/31/96         11,067         11,750           10,875
6/30/96         11,224         11,878           10,882
7/31/96         11,313         11,986           10,902
8/31/96         11,332         11,984           10,923
9/30/96         11,525         12,152           10,958
10/31/96        11,650         12,289           10,993
11/30/96        11,845         12,514           11,014
12/31/96        11,808         12,461           11,014
1/31/97         11,805         12,485           11,049
2/28/97         11,920         12,600           11,083
3/31/97         11,776         12,433           11,111
4/30/97         11,904         12,537           11,126
5/31/97         12,065         12,725           11,119


                    20.65%         27.25%           11.19%